(LOGO)
                               THE CATHOLIC FUNDS
                      INVESTING WITH FAITH IN THE FUTURE/R

                                  Annual Report
                                  SEPTEMBER 30, 2001

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                                                   The Catholic Funds
                                                   ----------------------
                                                    -  The Catholic
                                                       Equity Income Fund

                                                    -  The Catholic
                                                       Large-Cap
                                                       Growth Fund

                                                    -  The Catholic
                                                       Disciplined Capital
                                                       Appreciation Fund

                                                    -  The Catholic
                                                       Money Market Fund

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

 2   President's Letter

 4   Fraternalism Up Close

     Fund Spotlights
 6   The Catholic Equity Income Fund
 8   The Catholic Large-Cap Growth Fund
10   The Catholic Disciplined Capital Appreciation Fund
12   The Catholic Money Market Fund

     Schedules of Investments
13   The Catholic Equity Income Fund
19   The Catholic Large-Cap Growth Fund
23   The Catholic Disciplined Capital Appreciation Fund
39   The Catholic Money Market Fund

42   Statements of Assets & Liabilities

43   Statements of Operations

44   Statements of Changes in Net Assets

46   Financial Highlights

50   Notes to Financial Statements

55   Report of Independent Public Accountants

57   A Note on Forward-Looking Statements

President's Letter
-------------------------------------------------------------------------------

(PHOTO)

November 30, 2001
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Dear Fellow Shareholder:


It is difficult to begin this letter without once again acknowledging the terrible attacks our country suffered on September 11, 2001. Sometimes words are simply inadequate. This is one of those times. The tragic loss of life, resources and sense of security will never be forgotten. However, never in our lifetime have we seen such resolve to protect our security, resources and the freedoms we enjoy as Americans. If that resolve remains steadfast, we should be confident that our political, economic and investment systems will emerge from this tragedy even stronger.

We are proud of the fine efforts of so many of our fraternal branches during these difficult times. Each of the four fraternals composing the Catholic Fraternal Alliance has had active involvement in clean-up, support and fundraising work. We are a forever-changed nation, but we are a stronger and more unified nation. Let us all continue to keep the victims, their families, the clean-up crews, our government and our servicepersons in our prayers.

Unfortunately, the U.S. economy isn't quite as strong as the faith and will of its people at this juncture. The events of September 11th have weakened an already weak economy. Nearly every company will be negatively impacted in some way. If there had been any doubt as to whether the U.S. economy was in a recession, that doubt no longer exists. We now must endure the pain of working through this moderate recession. With the commencement of a new war and continued poor corporate earnings reports, layoff announcements and stock market volatility, the struggle goes on. These economic conditions, which will likely follow us into 2002, will continue to have a volatile impact on the stock market.

However, it is not all doom and gloom for investors. We have already seen and will continue to see some positive results from governmental measures, including fiscal and monetary stimuli. Fiscal incentives, such as tax reform and emergency relief spending, are slowly making an impact. Probably the most publicized monetary effort has been the Fed's interest rate adjustments. With an unprecedented ten reductions so far this year, the Federal Reserve is taking out all the stops to do its part to put this recession behind us.


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                                                                    877/222-2402

Times like this can truly test an investor's long-term strategy. The temptation may be great to alter your long-term investment program. I encourage you to continue with your strategy. Missing just a few days in the market may seriously hurt performance. Remember, it is "time in the market," not "market timing" that is truly important. Cashing out now may result in realized losses that you may not be able to afford. While past market performance is not an indication of future performance, history has shown time and again that investors who are willing to wait out short-term volatility have been rewarded over the long term. Stay your course! If you need reassurance, please contact your investment representative to review your situation. Remember that you are not alone. Most of the nation is sharing in your uncertainty.

It may help to continue reading on in this report. The sub-advisers for each of The Catholic Funds have provided their unique views and greater details related to the economy and the markets. You will also find financial statements and a listing of the investments they held as of September 30, 2001, our fiscal year-end.

Internally, your board of directors recently approved a proposed restructuring and consolidation of our three equity funds as outlined in the November 13, 2001, supplement to the current prospectus of The Catholic Funds. The proposal will allow us to focus our efforts on The Catholic Funds unique nature of providing an investment option to Catholics to invest their funds in a manner which supports their values as applied through Catholic social teachings in the business environment. We strongly believe that these changes provide the best opportunity to enhance shareholder value by focusing our efforts and reducing shareholder costs.

The proposed restructuring and consolidation is designed to qualify as a tax-free reorganization, so shareholders will have no income tax impact as a result of this change. Sometime early in 2002, we will provide you with more details and the specific plan of reorganization, which you will then have the opportunity to vote upon at a shareholder meeting that will be scheduled during the first quarter of next year.

We continue to appreciate your trust and confidence, especially during these challenging times.

Very truly yours,

/s/Allan G. Lorge

Allan G. Lorge
President
The Catholic Funds

Fraternalism Up Close
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NFCA Develops Resolution on Terrorism
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The National Fraternal Congress of America, a trade association for fraternal benefit societies throughout the United States and Canada, has been the central voice of the fraternal insurance industry since 1886. In the wake of the September 11th disaster, it has developed the following resolution on terrorism:

WHEREAS, recent terrorist attacks in New York, Pennsylvania and Washington, D.C. have caused unprecedented death and destruction on American soil, and

WHEREAS, these attacks have inflicted tremendous suffering on innocent victims and their families, and

WHEREAS, the United States of America is a pluralistic, democratic nation built by peace-loving people of diverse ethnic, racial, and religious backgrounds and beliefs, and

WHEREAS, the National Fraternal Congress of America is the association of America's fraternal benefit societies, organizations of diverse ethnic, religious, occupational and cultural purposes that have worked together for more than a century to improve the lives of members through mutual aid and financial protection;

NOW THEREFORE BE IT RESOLVED, that the National Fraternal Congress of America strongly condemns the individuals and organizations responsible for the heinous acts of terrorism against the United States and expresses heartfelt sympathy and compassion to the victims and their families, and

BE IT FURTHER RESOLVED, that the National Fraternal Congress of America urges freedom-loving people of all races, colors and religious beliefs throughout the world to put aside their differences and unite together in a common cause to eradicate terrorism and build a lasting world peace for ourselves and our children.

Orlando, Florida
September 22, 2001

The Catholic Funds

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                                                                    877/222-2402

The tragedy of September 11th has touched all Americans in some way. Whether we know people directly affected or not, it seems that everyone wants to do their part to show they care. We have held candlelight vigils, prayer services, commemora-tive concerts, blood drives and fundraisers. Some of us have even volunteered in the clean-up efforts or to counsel those in need. The very nature of fraternalism is to help our fellow man and it is no surprise that the nation's fraternal benefit societies have been quite active in assisting with the relief efforts. The following sections highlight how each of our fraternal partners have contributed:


CATHOLIC KNIGHTS
----------------

In an attempt to support member families who have lost loved ones, Catholic Knights established a 9/11 Disaster Response Fund. All members and branches have been urged to make a donation or raise money for this relief effort. "In the true spirit of fraternal giving, all of us will do our part to help our fellow members and our nation," says Daniel Steininger, President.n

CATHOLIC ORDER OF FORESTERS
---------------------------

Immediately after the attack on our nation, members asked, "How can we help those impacted by this disaster?" reported Robert Ciesla, High Chief Ranger. The High Court quickly responded by establishing a special fund to assist the relief efforts of the Archdiocese of the New York Catholic Charities. State and local court officers were invited to join in the High Court's fraternal efforts. Court donations were matched dollar-for-dollar until contributions totaled $25,000.n


CATHOLIC KNIGHTS OF AMERICA
---------------------------

Donations coordinated through Catholic Knights of America were collected and contributed to Catholic Charities' "National Disaster Fund." The money from this fund has been earmarked for counseling, economic recovery, emergency cash assistance and housing assistance for those directly affected by the events of September 11th. John Kenawell, President, reported that employees also made donations, which were matched, for a contribution totaling $2,500. In addition, the Catholic Knights of America Center in Wellsburg, WV is holding a similar collection that will benefit the Salvation Army.n


THE CATHOLIC UNION OF TEXAS (KJT)
---------------------------------

The societies of The Catholic Union of Texas joined efforts with their local parishes and communities to raise money for several relief funds established to help our nation cope with this tragedy. "The outpouring has been inspiring," according to Elo J. Goerig, President, responding to his observations of our nation pulling together to support their fellow man.n

We gratefully acknowledge these efforts, along with the many that have gone unshared. Fortunately, the United States has more than its share of heroes and they have all come to the plate.n


To Our Shareholders:
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 This Thanksgiving and Christmas, we invite you to join us in prayer for those families observing their first holidays since their loss on September 11th. We hope that your faith in God makes this season easier, and that you celebrate life, love and friendship during this dark time in our nation's history. God bless America now and always.

The Catholic Equity
Income Fund
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      ...NAV PER SHARE....$9.09....TOTAL NET ASSETS....$5,372,776....NUMBER OF
                                HOLDINGS....71...
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                                                                        (PHOTO)
                                                                     Curtiss M.
                                                               Scott, Jr., CFA,
                                                                      Portfolio
                                                                        Manager

MANAGEMENT
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Todd Investment Advisors, Inc. of Louisville, Kentucky is the sub-adviser for
The Catholic Equity Income Fund. Todd was founded in 1967 and manages about $3 billion in public and private accounts. It combines bottom-up and top-down techniques and the focus of its work is valuation. It compares price to intrinsic value in seeking to identify companies with the greatest potential for price appreciation. It also pays close attention to discovering early changes in earnings momentum as well as other factors that could lead to the unlocking of shareholder value. The portfolio manager is Curtiss M. Scott, Jr. Curt is a Chartered Financial Analyst and a 24-year veteran of the investment business.

*The S&P 500(R) Index is an unmanaged index comprised of 500 common stocks representative of the stock market as a whole. It is not possible to invest directly in an index.

? 1. For the fiscal year ended September 30, 2001, how did the Fund perform relative to the market and why? The Fund declined 6.08% based on net asset value versus a 26.6% decline for the S&P 500(R) Index.* The outperformance can be traced to the underweighting of the portfolio in the poor-performing technology sector, which has benefited overall performance relative to the market.

The tragic events of September 11th have sent shockwaves through the financial markets because an already fragile economy has been pushed into recession and the geo-political situation is fraught with risk. The year-long stock market decline responded in a predictable way and capitulated in late September.


2. What do you see having the most influence on the markets over the next six months? The strongest influences on the equity market will be recent monetary stimulus, followed by a huge dose of fiscal spending and tax cuts. The Federal Reserve has reduced interest rates ten times so far this year, returning to levels unseen since the recession of 1990-91. This monetary easing has been accompanied by dramatic shifts in fiscal policy. In addition to the tax cuts implemented this summer, Congress has been quick to legislate a $40 billion emergency-spending package for disaster relief and defense. Additional tax incentives are also under consideration that could push the fiscal 2002 stimulus to more than $100 billion. These aggressive monetary and fiscal stimuli should help the economy next year. History teaches investors that the stock market reaches a bottom well in advance of a turn in the economy and corporate earnings.


3. Has the lower interest rate environment this year affected the composition of the portfolio? If so, how? There has been a modest alteration due to interest rates. In response to a deteriorating economic climate, a more defensive posture has been taken in both the asset mix and the selection of individual securities. Stocks that offer higher dividend yields relative to the S&P 500 have been added. These include names in the energy, REIT and utility sectors that appear attractive in an environment that fails to provide investors with worthwhile dividend yield opportunities.

The Catholic Funds

877/222-2402

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 VALUE OF A $10,000 INVESTMENT - INCLUDES 4% SALES CHARGE
-------------------------------------------------------------------------------

3-May-99                     9,600
30-Sept-99                   9,210
30-Sept-00                   9,522
30-Sept-01                   8,943


                    *An unmanaged index comprised of 500 common stocks
               representative of the stock market as a whole.
                 It is not possible to invest directly in an index.

-------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                       SEPT. 30, 2001
-------------------------------------------------------------------------------

                             On Net Asset Value       On Offering Price*
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1 Year:                            -6.08%                    -9.86%
Since Inception 5/3/99:            -2.89%                    -4.53%

NOTES TO PERFORMANCE INFORMATION: Share values and total returns are subject to fluctuation. Shares, when redeemed, may be worth more or less than their original cost. Past performance is not an indication of future results.

* Total return calculation reflects a maximum sales load of 4.00%.

------------------
 SECTOR BREAKDOWN
------------------

Financials...........15%
Energy...............11
Healthcare...........10
Cash & Cash
 Equivalents.........9
Industrials..........9
Information
  Technology.........9
Consumer Staples.....7
Fixed Income.........7
REITs................6
Telecommunication
  Services...........6
Utilities............6
Consumer
  Discretionary......4
Materials............1

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 TOP 5 HOLDINGS ON SEPT. 30, 2001 -
   SUBJECT TO CHANGE WITHOUT NOTICE                     % of Total Net Assets
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H&R Block................................................................3.7%
Provides tax-return preparation and electronic-filing services as well as temporary office personnel and other employment services throughout North America
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MICROSOFT CORPORATION....................................................3.6%
Dominant developer of computer operating systems and applications software
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TARGET CORPORATION.......................................................2.9%
Formerly Dayton Hudson; operates 1,200-plus stores, including: Target,
Mervyn's California, Dayton's, Hudson's and Marshall Field's
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VERIZON COMMUNICATIONS INC...............................................2.8%
#1 local phone company in the United States; #2 telecom services provider behind AT&T
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KIMBERLY-CLARK CORPORATION...............................................2.7%
World's top maker of personal paper products, including Kleenex and Scott
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

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The Catholic Large-Cap Growth Fund
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      ...NAV PER SHARE....$7.91....TOTAL NET ASSETS....$5,276,634....NUMBER OF
                                HOLDINGS....35...
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                                                                  (PHOTO)
                                                            John S. Dale,
                                                           CFA, Portfolio
                                                                  Manager

                                                                  (PHOTO)
                                                        Gary E. Nussbaum,
                                                           CFA, Portfolio
                                                                  Manager

MANAGEMENT
----------

Peregrine Capital Management, Inc. of Minneapolis is the sub-adviser to the Fund. Peregrine was founded in 1984 and is an independently operated subsidiary of Wells Fargo. It is organized on the premise that small teams of experienced professionals can deliver superior investment results. It currently manages over $6 billion in public funds and private accounts. It manages The Catholic Large-Cap Growth Fund by concentrating on companies with sustainable earnings growth. It confirms its research by visits to over 150 companies per year. The result is a portfolio with between 30 to 50 companies.* The portfolio managers are John S. Dale and Gary E. Nussbaum. They are both senior vice presidents and have been portfolio managers with Peregrine for 15 and 12 years, respectively. They are also Chartered Financial Analysts.

* This small number may result in more day-to-day volatility than other funds.

? 1. For the fiscal year ended September 30, 2001, how did the Fund perform relative to the market and why? The Fund performed somewhat worse than the market, as you would expect a pure growth manager to do when growth is so out of favor in the marketplace. We make long-term investments in some of the highest-quality, fastest-growing companies available. These companies dominate their industries, are the low cost producers and possess massive financial strength. People that understand that their employees are, by far, their greatest assets manage them. So, it should come as no surprise that we have made few changes to the portfolio over the past several months, despite the chaos. Consumer and business activity was virtually frozen after the September 11th attacks, as economic and profit uncertainty intensified. This is something we must endure; however, we thoroughly believe that a thaw will occur with the passage of time. We are confident the portfolio is positioned well in companies able to sustain rapid trend-line earnings gains and high profitability over a several year period.

2. What do you see having the most influence on the markets over the next 6 months? We believe that the economy's long-term growth fundamentals are still sound. In the short term, there is going to be a steeper decline in earnings, and the markets have reflected that. The longer-term risks lie with a permanently damaged valuation structure. We believe the market can maintain its valuation structure if it believes that the country has the resolve to seriously deal with the terrorist problem. If the market senses that the resolve is weakening, we believe that valuation structure would be at risk. The market will lower the price/earnings ratio structure because it will discern that the cash flow interruptions will be frequent.

In addition to the war, we believe both fiscal and monetary policy will have a large influence on the markets. Such policy was becoming more supportive of recovery before September 11, and the attack has greatly increased further stimulative efforts. We believe these continued efforts will strengthen not only our investment systems, but also our political and economic systems.

3. Technology represents 23% of the portfolio holdings. With the burst of the technology bubble this year, what is your view of technology going forward? Technology has always been an area of emphasis for us. We confine our investments here to a select few, very high-quality, industry leaders and have never participated in the speculative areas of technology. We view our selected investments as very attractive long-term holdings and continue to execute our process of identifying those companies able to meet our stringent growth disciplines.

The Catholic Funds

                                                                    877/222-2402

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 VALUE OF A $10,000 INVESTMENT - INCLUDES 4% SALES CHARGE
-------------------------------------------------------------------------------

3-May-99                     9,600
30-Sept-99                   9,389
30-Sept-00                  12,595
30-Sept-01                   7,594

 *An unmanaged index comprised of 500 common stocks representative of the stock market as a whole.
               It is not possible to invest directly in an index.

------------------
 SECTOR BREAKDOWN
------------------

Financials.................31%
Information Technology..... 23
Healthcare................. 20
Consumer Discretionary..... 13
Cash & Cash Equivalents....  7
Industrials................  5
Energy.....................  1

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AVERAGE ANNUAL TOTAL RETURNS                                   SEPT. 30, 2001
-------------------------------------------------------------------------------

                         On Net Asset Value                On Offering Price*
-------------------------------------------------------------------------------

1 Year:                        -39.71%                      -42.14%
Since Inception 5/3/99:         -9.25%                      -10.78%

NOTES TO PERFORMANCE INFORMATION: Share values and total returns are subject to fluctuation. Shares, when redeemed, may be worth more or less than their original cost. Past performance is not an indication of future results.

* Total return calculation reflects a maximum sales load of 4.00%.

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 TOP 5 HOLDINGS ON SEPT. 30, 2001 -
   SUBJECT TO CHANGE WITHOUT NOTICE                    % of Total Net Assets
-------------------------------------------------------------------------------

PFIZER INC..............................................................6.4%
Manufacturer of drugs and consumer healthcare products such as Viagra, Norvasc, Zoloft, Visine, BenGay, Unisom, Plax and Barbasol
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MICROSOFT CORPORATION...................................................5.8%
Dominant developer of computer operating systems and applications software
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AMERICAN INTERNATIONAL GROUP, INC.......................................5.7%
One of the world's largest insurance firms with operations in 130 countries
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MEDTRONIC, INC..........................................................5.3%
World's #1 maker of implantable biomedical devices
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THE HOME DEPOT..........................................................5.3%
Do-it-yourselfers and contractors alike look to this home center leader for its prices, selection and service
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

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The Catholic Disciplined Capital Appreciation Fund
-------------------------------------------------------------------------------

     ....NAV PER SHARE....$8.43....TOTAL NET ASSETS....$4,525,315....NUMBER OF
                               HOLDINGS....184....
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                                                                (PHOTO)
                                                                Timothy
                                                               Connors,
                                                              Financial
                                                                Analyst

MANAGEMENT
----------

Vantage Investment Advisors, Inc., the sub-adviser to The Catholic Disciplined Capital Appreciation Fund is a U.S. domestic equity manager with over $9 billion in assets under management for a diverse client base, including pension plans, endowments, foundations, insurance companies, religious organizations and individuals. It believes consistent, long-term performance is produced by a bottom-up, quantitative style of investing that systematically identifies undervalued stocks with above-average earnings potential. It selects securities based upon objective information and utilizes both growth and value criteria such as the price/earnings (P/E) ratio, dividend yield and earnings momentum. This analysis is facilitated by a proprietary computer system. The portfolio is managed by a committee of professionals comprised of Vantage Investment personnel.The discussion and analysis was offered by Timothy Connors, CFA, a member of the committee.


*The S&P 500(R) Index is an unmanaged index comprised of 500 common stocks representative of the stock market as a whole. It is not possible to invest directly in an index.

? 1. For the fiscal year ended September 30, 2001, how did the Fund perform relative to the market and why? The Fund performed well on a relative basis, outperforming the S&P 500(R) Index* by 16.6%, based on net asset value. This performance was consistent with the investment philosophy of the Fund, which is to seek to consistently generate moderate amounts of excess return to the benchmark in a risk-controlled fashion. Moderately overweighting the Fund's exposure to the finance sector and moderately underweighting its exposure to the auto and utility sectors also helped performance.

2. What do you see having the most influence on the markets over the next six months? Our outlook for 2002 is for a modest recovery. The most important positive factors will be the impact of fiscal and monetary stimulus. On the fiscal front, we will have the continuing impact of the tax cuts enacted a few months ago. The airline bailout package, the emergency relief spending package and the additional stimulus package currently under discussion in Washington will all provide significant liquidity to the system. The significance of any stimulus package is that it has the impact of jumpstarting economic activity by providing workers with jobs and financial aid during economic weakness.

Monetary policy, including Fed Funds rate reductions, should have a positive impact on the economy and the market, by lowering the cost of borrowing and engendering growth. Because of investors' concerns about the market, and the economy, assets in money market funds have risen dramatically. Given the decline in short-term interest rates, investors may decide to place some of their cash back into the stock market.

3. How has the September 11th tragedy impacted the airline and travel/leisure industries? The impact of the September 11th tragedy on the airline and travel/leisure industries has been massive. Employee layoffs have been the most prominent indicator of the weakness in these industries. Since September 11th, 176 companies have announced employee layoffs totaling over 236,000 workers. Of those totals, 45 companies in the airline, travel/leisure, and aerospace industries have accounted for 63% of the layoffs. Many airlines have retired older aircraft and sharply curtailed or delayed orders for new equipment. In the week after the attack, hotel occupancy rates dropped to the 30% range and have only recently returned to the 50% level. So far, there have not been significant capacity reductions announced, but several major lodging companies have indicated that they are considering taking such action. Of course, recovery will be gradual because it will take time and improved security measures to restore travelers' confidence in the travel and leisure industries.

The Catholic Funds

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                                                                   877/222-2402

-------------------------------------------------------------------------------
 VALUE OF A $10,000 INVESTMENT - INCLUDES 4% SALES CHARGE
-------------------------------------------------------------------------------

3-May-99                     9,600
30-Sept-99                   9,302
30-Sept-00                  10,527
30-Sept-01                   8,125

 *An unmanaged index comprised of 500 common stocks representative of the stock market as a whole.
               It is not possible to invest directly in an index.

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                               SEPT. 30, 2001
-------------------------------------------------------------------------------

                            On Net Asset Value         On Offering Price*
-------------------------------------------------------------------------------

1 Year:                          -22.81%                     -25.92%
Since Inception 5/3/99:           -6.67%                      -8.24%

NOTES TO PERFORMANCE INFORMATION: Share values and total returns are subject to fluctuation. Shares, when redeemed, may be worth more or less than their original cost. Past performance is not an indication of future results.

* Total return calculation reflects a maximum sales load of 4.00%.

-------------------
 SECTOR BREAKDOWN
-------------------

Financials.................20%
Healthcare..................15
Consumer Discretionary......14
Information Technology......14
Industrials.................10
Consumer Staples.............8
Telecommunication Services...7
Energy.......................7
Materials....................2
Utilities....................2
Cash & Cash Equivalents......1

-------------------------------------------------------------------------------
 TOP 5 HOLDINGS ON SEPT. 30, 2001 -
  SUBJECT TO CHANGE WITHOUT NOTICE                       % of Total Net Assets
-------------------------------------------------------------------------------

GENERAL ELECTRIC COMPANY.................................................3.3%
Produces aircraft engines, transportation equipment, appliances, lighting, electric distribution and control equipment and related products; a major presence in financial services
-------------------------------------------------------------------------------
PFIZER INC...............................................................2.9%
Manufacturer of drugs and consumer healthcare products such as Viagra, Norvasc, Zoloft, Visine, BenGay, Unisom, Plax and Barbasol
-------------------------------------------------------------------------------
MICROSOFT CORPORATION....................................................2.8%
Dominant developer of computer operating systems and applications software
-------------------------------------------------------------------------------
EXXON MOBIL CORPORATION..................................................2.5%
World's #1 integrated oil company
-------------------------------------------------------------------------------
MERCK & CO., INC.........................................................2.1%
#1 drug maker in the United States; one of the world's largest prescription drug companies
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Catholic
Money Market Fund
-------------------------------------------------------------------------------
     ....NAV PER SHARE....$1.00....TOTAL NET ASSETS....$12,358,882....NUMBER OF
                               HOLDINGS....30....
-------------------------------------------------------------------------------

MANAGEMENT
----------

Strong Capital Management, Inc. is an active international and domestic equity and fixed-income manager located in Menomonee Falls, Wisconsin. It advises a mutual fund family, Strong Funds, and provides other investment services with over $38 billion in individual and institutional assets. The portfolio manager, Jay N. Mueller, CFA, joined Strong in September 1991 as a securities analyst and portfolio manager. He also serves as Strong's chief economist. Jay received his B.A. in Economics in 1982 from the University of Chicago and is a Chartered Financial Analyst. In addition to The Catholic Money Market Fund, he manages several other money market funds for Strong. He emphasizes the top-down analysis of the economy, interest rates, and the supply of and demand for credit.


                                                                 (PHOTO)
                                                         Jay N. Mueller,
                                                          CFA, Portfolio
                                                                 Manager

? What has been happening with money rates this year? Since the beginning of the year, the Federal Reserve has aggressively cut short-term interest rates bringing the Federal Funds rate down to 3% by September 30, 2001, less than half its rate at year-end 2000. These easing moves are aimed at staving off a global economic recession, with the risk recently exacerbated by the September 11th terrorist attacks. Rates on other short-term instruments have followed suit, falling to levels not seen in nearly a decade. The chart below graphically illustrates how rates have trended lower for 30-day prime commercial paper since April 1, 2001. The Catholic Money Market Fund, which invests in this type of paper, has seen its 7-day yield move down from 4.4% at the beginning of April to 2.46% on September 30, 2001. Even as money market fund rates move to record lows, investors have continued to swell their coffers to over $2.2 trillion as they seek a safe haven amid the uncertainty and illiquidity plaguing other investment markets.

BAR CHART HERE

--------------------------------
  MONEY RATES*    SEPT. 30, 2001
--------------------------------

 The Catholic Money Market Fund
 7-Day Yield.....................2.46%

 National Average Six-Month
 Certificate of Deposit Rate**...2.43%

 National Average
 Bank Money Market Rate**........1.53%

 National Average
 Interest Checking Rate**........0.58%

* Any investment in The Catholic Money Market Fund is not insured or guaranteed by the FDIC or any other governmental agency, as is the case with bank products. Although the Fund seeks to preserve the value of your investment at $1.00 share, it is possible to lose money by investing in the Fund. ** Source: Barron's

The Catholic Funds

                                                                    877/222-2402

-------------------------------------------------------------------------------
Schedule of Investments
AS OF SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
                                                THE CATHOLIC EQUITY INCOME FUND
-------------------------------------------------------------------------------


Common Stocks (84.3%)                                                          Shares  Market Value
---------------------------------------------------------------------------------------------------

AIR TRANSPORTATION (0.4%)
-------------------------

Delta Air Lines, Inc.                                                              800  $21,080
Provides worldwide air transportation
                                                                     ------------------------------
                                                                       TOTAL             21,080
                                                                     ------------------------------
AUTOS & TRUCKS (0.5%)
---------------------

Ford Motor Company                                                               1,600   27,760
World's largest truck maker; #2 manufacturer of cars and trucks combined
                                                                     ------------------------------
                                                                       TOTAL             27,760
                                                                     ------------------------------
BANKING (5.1%)
--------------

Bank of America Corporation                                                      1,700   99,280
First coast-to-coast bank with about 11,500 branches globally

Bank One Corporation                                                             1,300   40,911
Super-regional bank with some 2,000 branches in 14 states

FleetBoston Financial Corporation                                                1,900   69,825
Holding company for Fleet National Bank, which provides deposit, automated-
teller and computer-banking services; originates real-estate, business and consumer loans; also has nonbank subsidiaries

Wachovia Corporation                                                             2,100   65,100
4th largest bank holding company with the #1 banking franchise on the
East Coast

Wachovia Corporation Contra Account                                              1,050      504
Account owned due to merger with First Union
                                                                     ------------------------------
                                                                                TOTAL   275,620
                                                                     ------------------------------

CHEMICALS (1.3%)
----------------

The Dow Chemical Company                                                         2,200   72,072
World leader in the production of plastics, chemicals, hydrocarbons, herbicides and pesticides
                                                                     ------------------------------
                                                                       TOTAL             72,072
                                                                     ------------------------------
COMPUTER PRODUCTS & Services (6.6%)
-----------------------------------

Cisco Systems, Inc.*                                                             1,700   20,706
Leading provider of high-performance products used to build wide area networks

Computer Sciences Corporation*                                                   2,300   76,291
Among the world's leaders in information technology consulting, systems integration and outsourcing to global industries and government agencies

Microsoft Corporation*                                                           3,800  194,446
Dominant developer of computer operating systems and applications software

SunGard Data Systems Inc.*                                                       2,600   60,762
Computer services and software company
                                                                     ------------------------------
                                                                       TOTAL            352,205
                                                                     ------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.


Schedule of Investments (continued)
-------------------------------------------------------------------------------

                                                THE CATHOLIC EQUITY INCOME FUND
-------------------------------------------------------------------------------

Common Stocks (84.3%)                                                           Shares Market Value
----------------------------------------------------------------------------------------------------------

COSMETICS & TOILETRIES (2.7%)
-----------------------------

Kimberly-Clark Corporation                                                       2,350 $145,700
World's top maker of personal paper products, including Kleenex and Scott
                                                                     ------------------------------
                                                                       TOTAL            145,700
                                                                     ------------------------------

DIVERSIFIED SERVICES & MANUFACTURING (1.0%)
-------------------------------------------

Tyco International Ltd.                                                          1,200   54,600
World leader in security and fire protection
                                                                     ------------------------------
                                                                       TOTAL             54,600
                                                                     ------------------------------

DRUGS & MEDICAL SUPPLIES (10.4%)
--------------------------------

Bristol-Myers Squibb Company                                                     1,900  105,564
World's leading pharmaceutical; products include Excedrin and Coumadin

Cardinal Health, Inc.                                                            1,650  122,017
Large U.S. wholesaler of pharmaceuticals, and surgical and hospital supplies

McKesson Corporation                                                             2,100   79,359
World's largest supply management and healthcare information technology company

Merck & Co., Inc.                                                                1,950  129,870
#1 drug maker in the United States; one of the world's largest prescription drug companies

Wellpoint Health Networks Inc.*                                                  1,100  120,065
Operates managed health-care networks in California and a pharmacy network nationwide
                                                                     ------------------------------
                                                                       TOTAL            556,875
                                                                     ------------------------------

ELECTRICAL EQUIPMENT (4.2%)
---------------------------

Emerson Electric Co.                                                             2,700  127,062
Offers appliances, tools, electronics, telecommunications products, industrial automation and HVAC components for the commercial and industrial sectors

General Electric Company                                                         2,700  100,440
Produces aircraft engines, transportation equipment, appliances, lighting, electric distribution and control equipment and related products; a major presence in financial services
                                                                     ------------------------------
                                                                       TOTAL            227,502
                                                                     ------------------------------

ELECTRONICS (2.4%)
------------------

Applied Materials, Inc.*                                                         2,200   62,568
World's top maker of the complex manufacturing equipment used in semiconductor factories

Flextronics International Ltd.*                                                  1,600   26,464
One of the world's leading providers of contract electronics manufacturing services

Intel Corporation                                                                2,000   40,880
Worldwide dominant microprocessor developer and manufacturer
                                                                     ------------------------------
                                                                       TOTAL            129,912
                                                                     ------------------------------

The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.


                                                                    877/222-2402

Schedule of Investments (continued)
-------------------------------------------------------------------------------
                                                THE CATHOLIC EQUITY INCOME FUND

Common Stocks (84.3%)                                                          Shares  Market Value
---------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (11.8%)
--------------------------

Fannie Mae                                                                       1,200   $ 96,072
Federally chartered, stockholder-owned company; largest secondary buyer of real-estate mortgages in the United States

H&R Block, Inc.                                                                  5,200    200,512
Provides tax-return preparation and electronic-filing services as well as temporary office personnel and other employment services throughout
North America

Household International, Inc.                                                    1,000     56,380
Through its subsidiaries, provides co-branded and private-label credit cards, and other financing

J.P. Morgan Chase & Co.                                                          1,350     46,103
Holding company for subsidiaries that provide financial services, international and investment banking, security trading, consumer and real-
estate financing, trust, discount-brokerage, leasing, computer-banking services and credit cards

MBIA, Inc.                                                                       1,200     60,000
Holding company for Municipal Bond Investors Assurance Corp., the United
States' leading financial guarantor for state and local governments, nonmunicipal issuers and financial institutions

MBNA Corporation                                                                 3,200     96,928
World's third-largest issuer of credit and the leading issuer of affinity cards

PNC Financial Services Group                                                     1,400     80,150
Its banking subsidiaries offer consumer and corporate banking through more than 700 branches
                                                                     ------------------------------
                                                                       TOTAL              636,145
                                                                     ------------------------------

FOOD & BEVERAGE (5.2%)
----------------------

Anheuser-Busch Companies, Inc.                                                   2,700    113,076
World's largest brewer; also operates theme parks and water parks

McDonald's Corporation                                                           1,800     48,852
World's largest foodservice retailer with around 28,000 restaurants in 121 different countries

Safeway Inc.*                                                                    2,900    115,188
Food retailer with over 1,500 stores located throughout the United States and Canada
                                                                     ------------------------------
                                                                       TOTAL              277,116
                                                                     ------------------------------

INSURANCE (1.6%)
----------------

MGIC Investment Corporation                                                      1,300     84,942
Parent company of Mortgage Guaranty Insurance, the leading provider of private mortgage insurance to lenders
                                                                     ------------------------------
                                                                       TOTAL               84,942
                                                                     ------------------------------

     The accompanying Notes to Financial Statements are an integral part of this schedule.


Schedule of Investments (continued)
------------------------------------------------------------------------------

                                                THE CATHOLIC EQUITY INCOME FUND
-------------------------------------------------------------------------------

Common Stocks (84.3%)                                                           Shares  Market Value
---------------------------------------------------------------------------------------------------

OIL (10.5%)
-----------

BP Plc, ADR                                                                      2,248   $110,534
World's #3 integrated oil company; largest U.S. oil and gas producer

Burlington Resources Inc.                                                        1,000     34,210
Largest independent oil and gas company in the United States
(in terms of proved reserves); #4 producer of natural gas in
North America

Conoco Inc., Class A                                                             5,500    139,865
Integrated oil and gas company, exploring for petroleum in 15 countries

Kerr-McGee Corporation                                                             950     49,315
Finds and processes oil and natural gas and manufactures chemical products

Phillips Petroleum Company                                                       1,700     91,698
Global operations consisting of petroleum exploration, production and transportation, and natural gas gathering and processing

Schlumberger Limited                                                               850     38,845
One of the world's largest and most diversified oil services firms

Texaco Inc.                                                                      1,500     97,500
Markets fuel and lubricants worldwide; operates transportation, trading and distribution facilities
                                                                     ------------------------------
                                                                       TOTAL   561,967
                                                                     ------------------------------

PIPELINES (1.4%)
----------------

El Paso Corporation                                                              1,845     76,660
Operates about 40,000 miles of pipeline, including processing facilities and compressor stations; this pipeline draws natural gas from wells in
Colorado, New Mexico, Oklahoma and Texas
                                                                     ------------------------------
                                                                       TOTAL               76,660
                                                                     ------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITs) (5.7%)
--------------------------------------------

Archstone Communities Trust                                                      2,000     52,200
Second-largest apartment real estate investment trust in the
United States

Duke Realty Corporation                                                          1,200     28,428
Commercial real-estate firm, concentrated primarily in the Midwest, providing leasing, property and asset management and development

Equity Office Properties Trust                                                   1,421     45,472
Owns or has an interest in 670 office properties containing
approximately 125 million rentable square feet of office space

Equity Residential Properties Trust                                              1,000     58,400
Wholly or partially owns more than 1,100 apartment communities containing over 200,000 units in 36 states

First Industrial Realty Trust, Inc.                                              1,800     54,000
Real estate investment trust that acquires, develops and manages industrial real estate

Mack-Cali Realty Corporation                                                     1,500     46,500
Real estate investment trust that owns, leases and manages office buildings

The Catholic Funds


     The accompanying Notes to Financial Statements are an integral part of this schedule.



                                                                    877/222-2402

Schedule of Investments (continued)
-------------------------------------------------------------------------------
                                                THE CATHOLIC EQUITY INCOME FUND
-------------------------------------------------------------------------------


Common Stocks (84.3%)                                                          Shares  Market Value
---------------------------------------------------------------------------------------------------

Simon Property Group, Inc.                                                         800   $ 21,528
United States' largest owner of malls; owns, develops or manages more than 240 properties and gained paired-share status after buying Corporate Property
Investors in 1998
                                                                     ------------------------------
                                                                       TOTAL              306,528
                                                                     ------------------------------

RETAIL (2.9%)
-------------

Target Corporation                                                               4,900    155,575
Formerly Dayton Hudson; operates 1,200-plus stores in three formats: Target, a discount chain with more than 900 stores; Mervyn's California, mid-range department stores; Dayton's, Hudson's and Marshall Field's, upscale department stores
                                                                     ------------------------------
                                                                       TOTAL              155,575
                                                                     ------------------------------

TELECOMMUNICATIONS (6.4%)
-------------------------

SBC Communications Inc.                                                          3,000    141,360
Operates telecommunications companies in the United States and 28 other countries; companies include Ameritech, Southwestern Bell and Cingular

Sprint Corporation                                                               2,200     52,822
Provides local and long-distance telephone service; distributes telecom equipment; publishes directories

Verizon Communications Inc.                                                      2,737    148,099
#1 local phone company in the United States; #2 telecom services provider behind AT&T
                                                                     ------------------------------
                                                                       TOTAL              342,281
                                                                     ------------------------------

UTILITIES (4.2%)
----------------

Duke Energy Corporation                                                          3,000    113,550
Provides electricity to two million people; also moves natural gas through 11,500 miles of pipeline that stretch from the Gulf Coast to the
Northeast

KeySpan Corporation                                                              1,100     36,564
Distributes natural gas to approximately 2.5 million customers in the
Northeast

TECO Energy, Inc.                                                                2,700     73,170
Holding company for Tampa Electric; has subsidiaries in unregulated businesses
                                                                     ------------------------------
                                                                       TOTAL              223,284
                                                                     ------------------------------

                                    ---------------------------------------------------------------
                                    TOTAL COMMON STOCKS (COST $4,852,899) 4,527,824
                                    ---------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.


Schedule of Investments (continued)
-------------------------------------------------------------------------------
                                                THE CATHOLIC EQUITY INCOME FUND

                                                          Principal
Fixed-Income Investments (7.2%)                               Amount     Market Value
-------------------------------------------------------------------------------------

CORPORATE BONDS (7.2%)
----------------------

Associates Corporation of North America, 5.80%, 4/20/2004    $50,000          $52,143
Atlantic Richfield Company (ARCO), 5.90%, 4/15/2009           25,000           25,484
Citigroup Inc., 5.70%, 2/06/2004                              25,000           25,896
The Dow Chemical Company, 5.25%, 5/14/2004
  (Acquired 6/08/01;  Cost $24,946) r                         25,000           25,748
General Motors Acceptance Corporation, 6.125%, 9/15/2006      25,000           24,985
Jones Apparel Group, Inc., 7.875%, 6/15/2006                  25,000           26,183
Morgan Stanley Dean Witter & Co., 5.625%, 1/20/2004           50,000           51,714
Nielsen Media Research, Inc., 7.60%, 6/15/2009                25,000           25,849
Northwest Pipeline Corp., 6.625%, 12/01/2007                  25,000           25,435
Tyco International Group S.A., 6.375%, 2/15/2006              50,000           51,955
Wells Fargo & Company, 6.625%, 7/15/2004                      50,000           53,472

                          ------------------------------------------------------------
                           TOTAL FIXED-INCOME INVESTMENTS (COST $376,010)      388,864
                          ------------------------------------------------------------

Short-Term Investments (8.5%)
--------------------------------------------------------------------------------------

VARIABLE-RATE DEMAND NOTES (8.5%)
---------------------------------

American Family Financial Services, Inc., 2.3156%              55,475          55,475
Wisconsin Corporate Central Credit Union, 2.3363%             192,423         192,423
Wisconsin Electric Power Company, 2.3156%                     206,879         206,879

                          -----------------------------------------------------------
                            TOTAL SHORT-TERM INVESTMENTS (COST $454,777)      454,777
                          -----------------------------------------------------------


                         ------------------------------------------------------------
                           TOTAL INVESTMENTS (100.0%) (COST $5,683,686)      5,371,465
                         ------------------------------------------------------------

                         ------------------------------------------------------------
                          OTHER ASSETS, LESS LIABILITIES (0.0%)                  1,311
                         ------------------------------------------------------------

                         ------------------------------------------------------------
                          TOTAL NET ASSETS (100.0%)                         $5,372,776
                         ------------------------------------------------------------


* Non-income producing
r - Security exempt from registration under Rule 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered to be liquid under guidelines established by the board of directors. The market value of this security was $25,748 (0.48% of net assets) at September 30, 2001.

The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.


                                                                   877/222-2402

Schedule of Investments
-------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
                                             THE CATHOLIC LARGE-CAP GROWTH FUND
-------------------------------------------------------------------------------

Common Stocks (91.8%)                                                        Shares    Market Value
---------------------------------------------------------------------------------------------------

BANKING (1.9%)
--------------

State Street Corporation                                                         2,200   $100,100
Institutional investor services and investment management firm
                                                                     ------------------------------
                                                                       TOTAL              100,100
                                                                     ------------------------------

BUSINESS SERVICES (2.5%)
------------------------

Cintas Corporation                                                               3,300    132,990
Designs, makes, rents and sells uniforms in the United States and Canada
                                                                     ------------------------------
                                                                       TOTAL              132,990
                                                                     ------------------------------

COMPUTER PRODUCTS & SERVICES (12.9%)
------------------------------------

Cisco Systems, Inc.*                                                            10,900   132,762
Leading provider of high-performance products used to build wide area networks

DST Systems, Inc.*                                                               2,300    99,475
Provides information processing services and computer software products and services to mutual funds, insurance companies and banks

EMC Corporation*                                                                 5,900    69,325
#1 maker of mainframe computer disk memory hardware and software

Microsoft Corporation*                                                           6,000   307,020
Dominant developer of computer operating systems and applications software

SunGard Data Systems Inc.*                                                       2,600    60,762
Computer services and software company

VERITAS Software Corporation*                                                      700    12,908
Develops computer storage-management products and software tools
                                                                     ------------------------------
                                                                       TOTAL              682,252
                                                                     ------------------------------

DATA PROCESSING (13.8%)
-----------------------

Automatic Data Processing, Inc.                                                  2,300    108,192
World's largest payroll and tax filing processor

First Data Corporation                                                           4,500    262,170
The United States' largest third-party processor of credit card transactions

Fiserv, Inc.*                                                                    4,200    143,640
Provides check clearing, funds transfer, credit card administration and data processing outsourcing services to about 7,000 financial institutions

Paychex, Inc.                                                                    6,825    215,056
Processes the payrolls of some 300,000 clients
                                                                     ------------------------------
                                                                       TOTAL              729,058
                                                                     ------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.


Schedule of Investments (continued)
-------------------------------------------------------------------------------
                                             THE CATHOLIC LARGE-CAP GROWTH FUND
-------------------------------------------------------------------------------

Common Stocks (91.8%)                                                           Shares  Market Value
----------------------------------------------------------------------------------------------------

DRUGS & MEDICAL SUPPLIES (20.3%)
--------------------------------

Cardinal Health, Inc.                                                            1,950   $144,202
Large U.S. wholesaler of pharmaceuticals and surgical and hospital supplies

IMS Health Incorporated                                                          9,900    247,995
Leading worldwide provider of information and decision-support services to the pharmaceutical and health care industries

Medtronic, Inc.                                                                  6,450    280,575
World's #1 maker of implantable biomedical devices

Merck & Co., Inc.                                                                  900     59,940
#1 drug maker in the United States; one of the world's largest prescription drug companies

Pfizer Inc.                                                                      8,400    336,840
Manufacturer of drugs and consumer healthcare products such as Viagra,
Norvasc, Zoloft, Visine, BenGay, Unisom, Plax and Barbasol
                                                                     ------------------------------
                                                                       TOTAL            1,069,552
                                                                     ------------------------------

ELECTRONICS (5.8%)
------------------

Intel Corporation                                                               10,400    212,576
Worldwide dominant microprocessor developer and manufacturer

Solectron Corporation*                                                           8,200     95,530
Provides integrated manufacturing services to an array of technology companies
                                                                     ------------------------------
                                                                       TOTAL              308,106
                                                                     ------------------------------

FINANCIAL SERVICES (12.0%)
--------------------------

The Charles Schwab Corporation                                                  13,850    159,275
Provides financial services; its eSchwab is the #1 online trader

Concord EFS, Inc.*                                                               1,400     68,530
Manufacturer of point-of-sale machinery such as ATM machines and retail credit card machines

The Goldman Sachs Group, Inc.                                                    3,200    228,320
A leader in global investment banking; one of the top U.S. IPO underwriters

Morgan Stanley Dean Witter & Co.                                                 1,400     64,890
Investment banking and retail brokerage company; leading credit card issuer

T. Rowe Price Group Inc.                                                         3,800    111,340
Manages the proprietary T. Rowe Price Mutual Funds; provides other asset management services for individuals and institutions
                                                                     ------------------------------
                                                                       TOTAL              632,355
                                                                     ------------------------------

The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.


                                                                    877/222-2402


Schedule of Investments (continued)
-------------------------------------------------------------------------------
                                             THE CATHOLIC LARGE-CAP GROWTH FUND
-------------------------------------------------------------------------------

Common Stocks (91.8%)                                                          Shares   Market Value
----------------------------------------------------------------------------------------------------

INSURANCE (5.7%)
----------------

American International Group, Inc.                                               3,837   $299,286
One of the world's largest insurance firms with operations in 130 countries
                                                                     ------------------------------
                                                                       TOTAL              299,286
                                                                     ------------------------------

MULTIMEDIA (2.6%)
-----------------

AOL Time Warner Inc.*                                                            4,100    135,710
Leader in media services with America Online with about 29 million subscribers, magazines such as Time, Fortune, People and Sports
Illustrated; has a major presence in music, motion pictures, television and cable networks
                                                                     ------------------------------
                                                                       TOTAL              135,710
                                                                     ------------------------------

PIPELINES (0.9%)
----------------

Enron Corp.                                                                      1,800     49,014
Operates pipelines; constructs and operates natural-gas-fired power plants
                                                                     ------------------------------
                                                                       TOTAL               49,014
                                                                     ------------------------------

RETAIL (10.8%)
--------------

Costco Wholesale Corporation*                                                    6,800    241,808
Largest wholesale club operator in the United States; also operates internationally

Fastenal Company                                                                   800     45,584
Sells industrial and construction supplies in 600 stores

The Home Depot, Inc.                                                             7,300    280,101
Do-it-yourselfers and contractors alike look to this home center leader for its prices, selection and service
                                                                     ------------------------------
                                                                       TOTAL              567,493
                                                                     ------------------------------

TELECOMMUNICATIONS (2.6%)
-------------------------

JDS Uniphase Corporation*                                                        2,250     14,220
Products include laser subsystems and equipment for fiber-optic telecommunications, signal processing and semiconductor wafer inspection

Nokia Oyj, ADR                                                                   7,900    123,635
World's #1 mobile phone maker, headquartered in Finland
                                                                     ------------------------------
                                                                       TOTAL              137,855
                                                                     ------------------------------


                                     ------------------------------------------------------------
                                     TOTAL COMMON STOCKS (COST $6,244,667)              4,843,771
                                     -------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.


Schedule of Investments (continued)
-------------------------------------------------------------------------------
                                             THE CATHOLIC LARGE-CAP GROWTH FUND
-------------------------------------------------------------------------------

                                                                             Principal
Short-Term Investments (7.2%)                                                   Amount   Market Value
-----------------------------------------------------------------------------------------------------

VARIABLE-RATE DEMAND NOTES (7.2%)
---------------------------------

American Family Financial Services, Inc., 2.3156%                             $140,929   $140,929
Wisconsin Corporate Central Credit Union, 2.3363%                              178,151    178,151
Wisconsin Electric Power Company, 2.3156%                                       59,563     59,563
                                    -------------------------------------------------------------
                                    TOTAL SHORT-TERM INVESTMENTS (COST $378,643)          378,643
                                    -------------------------------------------------------------
                                    -------------------------------------------------------------
                                    TOTAL INVESTMENTS (99.0%) (COST $6,623,310)         5,222,414
                                    -------------------------------------------------------------
                                    -------------------------------------------------------------
                                    OTHER ASSETS, LESS LIABILITIES (1.0%)                  54,220
                                    -------------------------------------------------------------
                                    -------------------------------------------------------------
                                    TOTAL NET ASSETS (100.0%)                          $5,276,634
                                    -------------------------------------------------------------


* Non-income producing

The Catholic Funds


The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                    877/222-2402

Schedule of Investments
-------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001
-------------------------------------------------------------------------------

                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------------

Common Stocks (99.9%)                                                           Shares  Market Value
-----------------------------------------------------------------------------------------------------

APPLIANCES (0.3%)
-----------------

Maytag Corporation                                                                 500     12,320
Third-largest manufacturer of major home appliances in the United States under the Maytag, Hoover, Jenn-Air, Admiral and Magic Chef brands
                                                                     ------------------------------
                                                                       TOTAL               12,320
                                                                     ------------------------------

AUTOS & TRUCKS (0.5%)
---------------------

Ford Motor Company                                                               1,400     24,290
World's largest truck maker; #2 manufacturer of cars and trucks combined
                                                                     ------------------------------
                                                                       TOTAL               24,290
                                                                     ------------------------------

BANKING (3.5%)
--------------

Charter One Financial, Inc.                                                        538     15,171
Holding company for Charter One Bank (among the top five U.S. thrifts)

Comerica Incorporated                                                              400     22,160
Holding company for bank subsidiaries that operate over 300 offices in
Michigan, Texas, California and Florida

Dime Bancorp, Inc.                                                                 600    23,592
Holding company for Dime Savings Bank of New York

FleetBoston Financial Corporation                                                  900     33,075
Holding company for Fleet National Bank, which provides deposit, automated-teller and computer-banking services; originates real-estate, business and consumer loans; also has nonbank subsidiaries

UnionBanCal Corporation                                                            600     20,304
Holding company for Union Bank of California, which operates globally

U.S. Bancorp                                                                     1,100     24,398
Holding company for two bank subsidiaries that provide savings, checking, money-market and individual retirement accounts

Wells Fargo & Company                                                              400     17,780
Holding company for subsidiaries that operate more than 5,600 banking and mortgage-lending offices worldwide
                                                                     ------------------------------
                                                                       TOTAL              156,480
                                                                     ------------------------------

BIOMEDICAL (1.3%)
-----------------

Amgen Inc.*                                                                        800     47,016
Makes and markets therapeutic products for hematopoiesis (blood cell production), inflammation, autoimmunity, neurobiology and soft-tissue repair

Genentech, Inc.*                                                                   300     13,200
Develops and produces pharmaceuticals; products include Herceptin, an antibody that treats breast cancer and Protropin, a growth hormone used to alter short stature associated with genetic disorders in children
                                                                     ------------------------------
                                                                       TOTAL               60,216
                                                                     ------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.


Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------------

Common Stocks (99.9%)                                                           Shares  Market Value
-----------------------------------------------------------------------------------------------------

BUILDING & BUILDING PRODUCTS (0.7%)
-----------------------------------

KB HOME                                                                            600    $17,046
Large homebuilder in the United States and France; also operates a full-
service mortgage company

York International Corporation                                                     500     14,320
Produces heating, ventilating, air-conditioning and refrigeration products
                                                                     ------------------------------
                                                                       TOTAL              31,366
                                                                     ------------------------------

CABLE TV (1.1%)
---------------

Adelphia Communications Corporation, Class A*                                      500     11,100
Operates cable communications, including Internet access, long-distance telephone service and paging

Comcast Corporation, Special Class A*                                            1,100     39,457
Operates cable communication systems; serves about 5.7 million subscribers in the United States
                                                                     ------------------------------
                                                                       TOTAL               50,557
                                                                     ------------------------------

CASINOS & HOTELS (0.2%)
-----------------------

Mandalay Resort Group*                                                             600      9,738
Owns 10 casino/hotels in Nevada, including Mandalay Bay, Circus Circus,
Excalibur and Luxor in Las Vegas
                                                                     ------------------------------
                                                                       TOTAL                9,738
                                                                     ------------------------------

CHEMICALS (0.9%)
----------------

The Dow Chemical Company                                                           700     22,932
World leader in the production of plastics, chemicals, hydrocarbons, herbicides and pesticides

The Lubrizol Corporation                                                           500     15,800
Makes fuel additives designed to control deposits and improve combustion;
has 1,100 products marketed worldwide
                                                                     ------------------------------
                                                                       TOTAL               38,732
                                                                     ------------------------------

COMMERCIAL SERVICES (0.4%)
--------------------------

The ServiceMaster Company                                                        1,500     16,635
Provides reliable, expert home solutions through its services such as,
ServiceMaster Clean, Merry Maids and TruGreen ChemLawn
                                                                     ------------------------------
                                                                       TOTAL               16,635
                                                                     ------------------------------

The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.


                                                                    877/222-2402


Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------------

Common Stocks (99.9%)                                                           Shares  Market Value
-----------------------------------------------------------------------------------------------------

COMPUTER PRODUCTS & SERVICES (8.6%)
-----------------------------------

Adobe Systems Incorporated                                                         750   $ 17,985
Leader in desktop publishing software, including Photoshop, Illustrator and PageMaker

Cisco Systems, Inc.*                                                             3,000     36,540
Leading provider of high-performance products used to build wide area networks

Compaq Computer Corporation                                                      1,500     12,465
#1 PC maker in the world; second-largest computer seller in the world

EMC Corporation*                                                                 1,800     21,150
#1 maker of mainframe computer disk memory hardware and software

Hewlett-Packard Company                                                          1,100     17,710
#3 computer company; provides computers, imaging and printing peripherals, software and related services

International Business Machines Corporation (IBM)                                  800     73,840
World's top provider of computer hardware; #2 provider of software

Maxtor Corporation*                                                              1,824      6,512
World's largest manufacturer of computer storage solutions such as hard disk drives

Microsoft Corporation*                                                           2,500    127,925
Dominant developer of computer operating systems and applications software

Oracle Corporation*                                                              3,100     38,998
Leading developer of database management systems software; its flagship database software runs on everything from notebooks to mainframes

Sun Microsystems, Inc.*                                                          2,200     18,194
Manufactures computer equipment and software including network servers, workstations, peripheral equipment and operating software

Sybase, Inc.*                                                                      900      8,370
Global software company specializing in business data management

VeriSign, Inc.*                                                                    100      4,190
Its software provides digital certificates of authentication used to encrypt data and protect access to data and transactions sent over the
Internet and large networks

VERITAS Software Corporation*                                                      300      5,532
Develops computer storage-management products and software tools
                                                                      ------------------------------
                                                                       TOTAL              389,411
                                                                      ------------------------------

CONSUMER PRODUCTS (1.1%)
------------------------

The Clorox Company                                                                 400     14,800
Produces bleaches, food products and other cleaning products, including Pine Sol and Formula 409 household cleansers and S.O.S soap pads

Newell Rubbermaid Inc.                                                             800     18,168
Global manufacturer and full-service marketer of branded consumer products, such as Rubbermaid, Parker Pen and Graco

Tupperware Corporation                                                             900     17,946
Makes a variety of household products
                                                                     ------------------------------
                                                                       TOTAL               50,914
                                                                     ------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.


Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.9%)                                                           Shares   Market Value
-----------------------------------------------------------------------------------------------------


COSMETICS & TOILETRIES (1.9%)
-----------------------------

Avon Products, Inc.                                                                700    $32,375
World's largest direct seller of cosmetics and beauty-related items

The Gillette Company                                                               600     17,880
Leader in the grooming, portable power and oral care
product manufacturing

Kimberly-Clark Corporation                                                         600     37,200
World's top maker of personal paper products, including Kleenex and Scott

                                                                     ------------------------------
                                                                       TOTAL               87,455
                                                                     ------------------------------

DATA PROCESSING (0.6%)
----------------------

First Data Corporation                                                             300     17,478
Provides information processing and related services to the transaction-
card, payment, teleservices and information-management industries

Fiserv, Inc.*                                                                      300     10,260
Provides check clearing, funds transfer, credit card administration and data processing outsourcing services to about 7,000 financial institutions
                                                                     ------------------------------
                                                                       TOTAL               27,738
                                                                     ------------------------------

DISTRIBUTORS (0.3%)
-------------------

Tech Data Corporation*                                                             350     13,265
World's #2 distributor of microcomputer products
                                                                     ------------------------------
                                                                       TOTAL               13,265
                                                                     ------------------------------

DIVERSIFIED SERVICES & MANUFACTURING (2.5%)
-------------------------------------------

Honeywell International Inc.                                                     1,400     36,960
Manufactures avionics systems, industrial control systems, specialty chemicals and turbochargers

Pentair, Inc.                                                                      700     21,539
Diversified manufacturer of woodworking tools, water conditioning products and electrical component enclosures

Tyco International Ltd.                                                          1,200     54,600
World leader in security and fire protection
                                                                     ------------------------------
                                                                       TOTAL              113,099
                                                                     ------------------------------

The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.


                                                                    877/222-2402

Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.9%)                                                         Shares    Market Value
-----------------------------------------------------------------------------------------------------

DRUGS & MEDICAL SUPPLIES (12.8%)
--------------------------------

AmerisourceBergen Corporation*                                                     407   $ 28,877
Distributes wholesale pharmaceuticals and health care products

Baxter International, Inc.                                                         400     22,020
Produces blood transfusion systems, hemophilia treatments, home dialysis systems and intravenous products

Becton, Dickinson and Company                                                      600     22,200
Manufacturer of healthcare supplies, devices and systems

Bristol-Myers Squibb Company                                                     1,300     72,228
World's leading pharmaceutical, products include Excedrin and Coumadin

Eli Lilly and Company                                                              300     24,210
Leader in research and development of breakthrough medicines and provider of health information

IMS Health Incorporated                                                          1,000     25,050
Leading worldwide provider of information and decision-support services to the pharmaceutical and health care industries

Johnson & Johnson                                                                1,300     72,020
One of the world's largest and most diversified healthcare product makers

Merck & Co., Inc.                                                                1,400     93,240
#1 drug maker in the United States; one of the world's largest prescription drug companies

Pfizer Inc.                                                                      3,300    132,330
Manufacturer of drugs and consumer healthcare products such as Viagra,
Norvasc, Zoloft, Visine, BenGay, Unisom, Plax and Barbasol

Schering-Plough Corporation                                                      1,700     63,070
Develops and markets prescription drugs, animal health products, over-the-
counter drugs, and foot care and sun care products

Wellpoint Health Networks Inc.*                                                    200     21,830
Operates managed health-care networks in California and a pharmacy network nationwide
                                                                     ------------------------------
                                                                       TOTAL              577,075
                                                                     ------------------------------

ELECTRICAL EQUIPMENT (3.3%)
---------------------------

General Electric Company                                                         4,000    148,800
Produces aircraft engines, transportation equipment, appliances, lighting, electric distribution and control equipment and related products; a major presence in financial services
                                                                     ------------------------------
                                                                       TOTAL              148,800
                                                                     ------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.



Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.9%)                                                        Shares     Market Value
-----------------------------------------------------------------------------------------------------

ELECTRONICS (3.5%)
------------------

Advanced Micro Devices, Inc.*                                                      700    $ 5,705
2nd largest supplier of Microsoft Windows compatible PC processors

Avnet, Inc.                                                                        400      7,276
United States' second-largest distributor of electronic components and computer products

AVX Corporation                                                                    700     11,389
Makes passive electronic components for cell phones, space rockets, photocopiers, automotive braking systems, hearing aids and locomotives

Intel Corporation                                                                2,900     59,276
Worldwide dominant microprocessor developer and manufacturer

Micron Technology, Inc.*                                                         1,000     18,830
Produces memory chips for computers and other electronic devices

Sanmina Corporation*                                                               500     6,790
Contract manufacturer of high-end electronic components

Symbol Technologies, Inc.                                                        1,700     17,833
A world leader in portable data terminals and bar code scanners

Texas Instruments Incorporated                                                   1,200     29,976
Makes semiconductors, analog chips, logic chips and microprocessors
                                                                     ------------------------------
                                                                       TOTAL              157,075
                                                                     ------------------------------

FINANCIAL SERVICES (10.3%)
--------------------------

Ambac Financial Group, Inc.                                                        400     21,884
Financial holding company whose subsidiaries sell financial guaranty insurance

American Express Company                                                         1,000     29,060
Provides charge and credit cards, travelers checks, financial planning, investment products, insurance and international banking

The Bear Stearns Companies Inc.                                                    300     15,003
Holding company for Bear Stearns & Company, which provides financial services including, investment banking, securities trading and brokerage through offices worldwide

Citigroup Inc.                                                                   2,300     93,150
The largest financial services company (formed from the merger of Citicorp and Travelers Group)

Countrywide Credit Industries, Inc.                                                400     17,572
Fourth-largest mortgage issuer and servicer in the nation; offers products and services complementary to its mortgage-banking business through its other subsidiaries

Deluxe Corporation                                                                 300     10,362
Provides checks, business forms, labels, self-inking stamps and fraud protection services to businesses

Fannie Mae                                                                         500     40,030
Federally chartered, stockholder-owned company; largest secondary buyer of real-estate mortgages in the United States

The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                                    877/222-2402
Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND


Common Stocks (99.9%)                                                          Shares  Market Value
-----------------------------------------------------------------------------------------------------


Freddie Mac                                                                        600    $39,000
Buys conventional residential mortgages from banks and mortgage bankers

The Goldman Sachs Group, Inc.                                                      350     24,973
A leader in global investment banking; one of the top U.S. IPO underwriters

Household International, Inc.                                                      200    11,276
Through its subsidiaries, provides co-branded and private-label credit cards, as well as financing for purchases

J.P. Morgan Chase & Co.                                                          2,110     72,056
Holding company for subsidiaries that provide financial services, international and investment banking, security trading, consumer and real-
estate financing, trust, discount-brokerage, leasing and computer-banking services

Lehman Brothers Holdings Inc.                                                      500     28,425
Businesses include raising capital through securities underwriting and direct placements, corporate-finance advisory services, merchant banking, securities sales and trading, institutional asset management, research services and the trading of foreign securities, commodities and other products

Merrill Lynch & Co., Inc.                                                          300     12,180
Retail/wholesale financial supermarket

Morgan Stanley Dean Witter & Co.                                                   600     27,810
Investment banking and retail brokerage company; leading credit card issuer

Stilwell Financial, Inc.                                                           500      9,750
Offers a variety of asset management, shareowner servicing, software solutions and related financial services to investment companies, institutions and individuals

Washington Mutual, Inc.                                                            400     15,392
Largest U.S. thrift, with more than 2,000 facilities
                                                                     ----------------------------
                                                                       TOTAL              467,923
                                                                     ----------------------------

FOOD & BEVERAGE (5.1%)
----------------------

The Coca-Cola Company                                                              900     42,165
World's top soft-drink company

General Mills, Inc.                                                                700     31,850
Makes and markets a variety of food products including Cheerios, Gold
Medal, Betty Crocker, Bisquick, Hamburger Helper and Fruit Roll-Ups

McCormick & Company, Incorporated                                                  700     32,060
World's #1 spice maker; also makes specialty food products

McDonald's Corporation                                                             500     13,570
World's largest foodservice retailer with around 28,000 restaurants in 121 different countries

The Pepsi Bottling Group, Inc.                                                     300     13,821
Manufactures and distributes beverages for PepsiCo worldwide

PepsiCo, Inc.                                                                      850     41,225
World leader in convenience food and beverages; its subsidiaries are
Frito-Lay, Pepsi-Cola, Quaker Oats and Tropicana

Safeway Inc.*                                                                      800     31,776
Food retailer with over 1,500 stores located throughout the United States and Canada

The accompanying Notes to Financial Statements are an integral part of this schedule.



Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND


Common Stocks (99.9%)                                                           Shares   Market Value
-----------------------------------------------------------------------------------------------------

SUPERVALU INC.                                                                   1,200    $24,276
Supplies about 4,800 grocery stores nationwide with brand-name and private-
label merchandise; operates nearly 350 company-owned stores
                                                                     ----------------------------
                                                                       TOTAL              230,743
                                                                     ----------------------------

HEALTH MAINTENANCE ORGANIZATION (0.2%)
--------------------------------------

Oxford Health Plans, Inc.*                                                         400     11,360
A managed-care company whose products include point-of-service managed-care plans, health-maintenance organizations (HMOs), third-party administration of employee-benefit plans, Medicare and Medicaid plans, and dental plans
                                                                     ----------------------------
                                                                       TOTAL               11,360
                                                                     ----------------------------

INDUSTRIAL GASES (0.3%)
-----------------------

Praxair, Inc.                                                                      300     12,600
Makes gases such as oxygen, carbon dioxide, nitrogen, helium, hydrogen and argon, which are used in the metal-fabrication, primary-metals, chemicals, electronics, oil-and-gas, food-processing and pulp-and-paper industries
                                                                     ----------------------------
                                                                       TOTAL               12,600
                                                                     ----------------------------

INSURANCE (5.1%)
----------------

Allmerica Financial Corporation                                                    150      6,728
Provides property and casualty, homeowners', personal and commercial automobile, marine, aircraft, fire, surety, fidelity and workers' compensation insurance as well as investment products

The Allstate Corporation                                                         1,100     41,085
Second-largest property-liability insurer in the United States based on premiums earned

American International Group, Inc.                                                 700     54,600
One of the world's largest insurance firms with operations in 130 countries

CIGNA Corporation                                                                  300     24,885
Multi-line insurance and financial services company

Fidelity National Financial, Inc.                                                  770     20,705
Nation's largest title insurance and diversified real estate related services company

The Hartford Financial Services Group, Inc.                                        300     17,622
Offers life insurance, annuities, employee benefits administration, asset management and mutual funds

MGIC Investment Corporation                                                        150      9,801
Provides private mortgage-insurance coverage to mortgage bankers, savings institutions, commercial banks, mortgage brokers, credit unions and other lenders

The MONY Group Inc.                                                                500     16,560
A holding company for financial protection and asset accumulation service companies, including MONY Life Insurance Co, MONY Brokerage and MONY
Foundation

The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.


                                                                    877/222-2402
Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------------

Common Stocks (99.9%)                                                          Shares   Market Value
-----------------------------------------------------------------------------------------------------

Nationwide Financial Services, Inc.                                                200   $ 7,436
Holding company for Nationwide Life Insurance and other firms that offer or distribute long-term savings and retirement products

Old Republic International Corporation                                             700    18,347
Insurance holding company whose subsidiaries underwrite property and liability, title, mortgage-guaranty and life insurance

UnumProvident Corporation                                                          500    12,625
Insurance holding company with operations including individual and group insurance with life, disability and health coverage
                                                                     ----------------------------
                                                                       TOTAL              230,394
                                                                     ----------------------------

INTERNET (0.1%)
---------------

Yahoo! Inc.*                                                                       400      3,524
The top Internet portals bringing in its revenue from banner ads and sponsorships
                                                                     ----------------------------
                                                                       TOTAL                3,524
                                                                     ----------------------------

LEISURE & RECREATIONAL PRODUCTS (0.2%)
--------------------------------------

Brunswick Corporation                                                              600      9,882
Manufacturer of recreational products, such as boats, bowling equipment and billiards

                                                                     ----------------------------
                                                                       TOTAL                9,882
                                                                     ----------------------------

MACHINERY--DIVERSIFIED (0.4%)
-----------------------------

Ingersoll-Rand Company                                                             500     16,900
Makes mining equipment, air compressors, production equipment, bearings, components, power-generation pumps and architectural hardware

                                                                     ----------------------------
                                                                       TOTAL               16,900
                                                                     ----------------------------

MANUFACTURING (0.8%)
--------------------

Avery Dennison Corporation                                                         400     18,924
Produces pressure-sensitive adhesives, office products, and product-
identification and control systems

Corning Incorporated                                                             1,000      8,820
One of the world's top makers of fiber-optic cable, which it invented more than
20 years ago

Energizer Holdings, Inc.*                                                          600      9,972
#2 U.S. battery maker; known for pink bunny marketing icon
                                                                     ----------------------------
                                                                       TOTAL               37,716
                                                                     ----------------------------

METAL (0.3%)
------------

Alcoa Inc.                                                                         400     12,404
Produces primary, semi-fabricated and finished aluminum products as well as alumina and alumina-based chemicals

                                                                     ----------------------------
                                                                       TOTAL               12,404
                                                                     ----------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.


Schedule of Investments (continued)
-------------------------------------------------------------------------------

                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------------

Common Stocks (99.9%)                                                          Shares   Market Value
-----------------------------------------------------------------------------------------------------

MULTIMEDIA (3.1%)
-----------------

AOL Time Warner Inc.*                                                            1,800    $59,580
Leader in media services with America Online with about 29 million subscribers, magazines such as Time, Fortune, People and Sports Illustrated;
has a major presence in music, motion pictures, television and cable networks

Clear Channel Communications, Inc.*                                                300     11,925
Owns and operates 1,170 radio and 19 television stations nationwide

Gemstar-TV Guide International, Inc.*                                              500      9,855
Develops technologies to enhance a user's ability to view and record video and television programming

Viacom Inc., Class B*                                                            1,000     34,500
World's #2 media company; owns CBS, Paramount Pictures, UPN, MTV Networks,
Showtime Networks and 50% of Comedy Central

The Walt Disney Company                                                          1,300     24,206
Operates Walt Disney World resort in Florida, Disneyland theme park and two hotels in California; earns royalties from Disneyland Tokyo and Paris;
makes and distributes movies

                                                                     ---------------------------
                                                                       TOTAL              140,066
                                                                     ---------------------------

OFFICE FURNISHINGS (0.2%)
-------------------------

Herman Miller, Inc.                                                                500      9,735
International manufacturer of furniture and furniture systems

                                                                     ---------------------------
                                                                       TOTAL                9,735
                                                                     ---------------------------

OIL (7.1%)
----------

Anadarko Petroleum Corporation                                                     300     14,424
Operates oil and natural gas wells, primarily in the Western region of the
United States

Apache Corporation                                                                 400     17,200
Oil and gas exploration and development with operations in the United States,
Canada, Egypt, Poland, China and Western Australia

Baker Hughes Incorporated                                                          600     17,370
Provides practical technology to find, develop, produce and manage petroleum reservoirs

BJ Services Company*                                                               700     12,453
Provides pressure pumping and other oilfield services to the petroleum industry

Chevron Corporation                                                                300     25,425
#3 U.S. integrated oil company

EOG Resources, Inc.                                                                600     17,358
Engaged in exploration and development, production and marketing of natural gas and crude oil

Exxon Mobil Corporation                                                          2,900    114,260
World's #1 integrated oil company

The Catholic Funds


The accompanying Notes to Financial Statements are an integral part of this schedule.


                                                                    877/222-2402

Schedule of Investments (continued)
-------------------------------------------------------------------------------

                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------------


Common Stocks (99.9%)                                                          Shares   Market Value
-----------------------------------------------------------------------------------------------------

Noble Drilling Corporation*                                                        600    $14,400
A fleet of 49 offshore drilling units provide services for the oil and gas industry

Royal Dutch Petroleum Company                                                      400     20,100
World's #2 oil and gas conglomerate

Texaco Inc.                                                                        300     19,500
Markets fuel and lubricants worldwide; operates transportation, trading and distribution facilities

Tidewater Inc.                                                                     400     10,676
Support services such as drilling-rig towing and supplies transportation to the offshore petroleum industry worldwide; operates towing-supply, crew, safety and offshore-tug vessels for use in its support services

Ultramar Diamond Shamrock Corporation                                              500     23,970
#2 independent oil refining and marketing company in the United States

USX-Marathon Group                                                                 600     16,050
Major revenue generator of USX's two business units (USX-U.S. Steel is the other); explores for and produces oil and gas in several countries
                                                                     ---------------------------
                                                                       TOTAL              323,186
                                                                     ---------------------------

OPTICAL SUPPLIES (0.6%)
-----------------------

Allergan, Inc.                                                                     300     19,890
A leading maker of eye care and skin care products with worldwide distribution

Bausch & Lomb Incorporated                                                         300      8,490
#1 maker of contact lenses, lens care products and eyedrops

                                                                     ---------------------------
                                                                       TOTAL               28,380
                                                                     ---------------------------

PAINTING PRODUCTS (0.9%)
------------------------

The Sherwin-Williams Company                                                     1,900     42,218
Largest paint company in the United States

                                                                     ---------------------------
                                                                       TOTAL               42,218
                                                                     ---------------------------

PAPER PRODUCTS (0.6%)
---------------------

Boise Cascade Corporation                                                          400     11,800
Manufactures uncoated free-sheet papers, newsprint, containerboard and pulp; also produces plywood, lumber and particle board

Georgia-Pacific Group                                                              500     14,395
Produces plywood, strand board, dimensional lumber and gypsum wallboard, which it sells to the construction industry and the retail market; also makes pulp, adhesives and resins for use in papermaking and paper products

                                                                     ---------------------------
                                                                       TOTAL               26,195
                                                                     ---------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.


Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.9%)                                                          Shares   Market Value
-----------------------------------------------------------------------------------------------------

PHOTO EQUIPMENT & SUPPLIES (0.4%)
---------------------------------

Eastman Kodak Company                                                              500    $16,265
Manufactures imaging and information systems

                                                                     ---------------------------
                                                                       TOTAL               16,265
                                                                     ---------------------------

PIPELINES (0.4%)
----------------

Equitable Resources, Inc.                                                          400     12,004
An energy company with an emphasis on natural-gas distribution and transmission

The Williams Companies, Inc.                                                       300      8,190
Produces and transports natural gas and petroleum products; provides telephone service

                                                                     ---------------------------
                                                                       TOTAL               20,194
                                                                     ---------------------------

PRINTING & PUBLISHING (1.1%)
----------------------------

Dow Jones & Company, Inc.                                                          400    18,172
Publishes the Wall Street Journal, Barron's and SmartMoney (jointly owned with Hearst); supplies information electronically to more than 1.1 million subscribers through the Dow Jones Newswires

Knight-Ridder, Inc.                                                                300    16,755
Publishes newspapers including the Detroit Free Press, The Philadelphia
Inquirer and The Miami Herald

Lexmark International, Inc.*                                                       300    13,413
A leading maker of computer printers and related products

                                                                     ---------------------------
                                                                       TOTAL               48,340
                                                                     ---------------------------

PROFESSIONAL SERVICES (0.4%)
----------------------------

Fluor Corporation                                                                  500     19,250
Provides engineering, procurement, construction, maintenance and business services to companies

                                                                      ---------------------------
                                                                       TOTAL               19,250
                                                                      ---------------------------

REAL ESTATE INVESTMENT TRUSTS (REITs) (1.6%)
--------------------------------------------

AMB Property Corporation                                                           500     12,250
Owns 724 industrial properties aggregating approximately 65.2 million square feet and nine retail properties that have a total of about 1.6 million square feet

Equity Office Properties Trust                                                     600     19,200
Owns or has an interest in 670 office properties containing approximately
125 million rentable square feet of office space

The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.


                                                                    877/222-2402


Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.9%)                                                           Shares  Market Value
-----------------------------------------------------------------------------------------------------

Equity Residential Properties Trust                                                200    $11,680
Wholly or partially owns more than 1,100 apartment communities containing over 200,000 units in 36 states

ProLogis Trust                                                                     700     14,770
Owns, operates or is under development of 1,700 distribution facilities, which amounts to 196.9 million square feet in 98 global markets

Simon Property Group, Inc.                                                         500     13,455
United States' largest owner of malls; owns, develops or manages more than
240 properties and gained paired-share status after buying Corporate Property
Investors in 1998

                                                                      ---------------------------
                                                                       TOTAL               71,355
                                                                      ---------------------------

RETAIL (5.7%)
-------------

BJ's Wholesale Club, Inc.*                                                         400     19,044
Operates about 118 warehouse club stores in the eastern region of the
United States

Brinker International, Inc.*                                                       500     11,810
Operates approximately 1,090 restaurants including Chili's Grill & Bar,
Maggiano's, Romano's Macaroni Grill, Big Bowl, Wildfire, Eatzi's and
Corner Bakery

Circuit City Stores-Circuit City Group                                             700      8,400
National retailer of brandname consumer electronics, personal computers and entertainment software

CVS Corporation                                                                    700     23,240
Operates more than 4,130 stores in 31 states, primarily in the Northeast,
Mid-Atlantic, Midwest, Southeast and the District of Columbia

Federated Department Stores, Inc.*                                                 900     25,380
Largest upscale department store retailer in the United States, with over
400 stores in 33 states, including the prestigious Bloomingdale's and Macy's chains

The Home Depot, Inc.                                                               300     11,511
Do-it-yourselfers and contractors alike look to this home center leader for its prices, selection and service

The Limited, Inc.                                                                2,000     19,000
Over 5,300 stores offering nine retail brands, including Express, The
Limited and Victoria's Secret

Lowe's Companies, Inc.                                                             800     25,320
#2 U.S. home improvement retail chain

The May Department Stores Company                                                  500     14,510
Largest department store retailer in the country operating as Lord & Taylor,
Foley's, Robinsons-May, Hecht's, Strawbridge's, L.S. Ayres, Kaufmann's,
Filene's, Famous-Barr and Meier & Frank

Ross Stores, Inc.                                                                  900     26,325
Operates a discount clothing chain; sells a variety of consumer products

Tricon Global Restaurants, Inc.*                                                   300     11,766
Owns, operates, licenses or franchises 12,000 Pizza Hut, Taco Bell and KFC restaurants in 95 countries and territories

Wal-Mart Stores, Inc.                                                            1,100     54,450
World's #1 retailer with about 4,000 stores

The accompanying Notes to Financial Statements are an integral part of this schedule.


Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.9%)                                                           Shares  Market Value
-----------------------------------------------------------------------------------------------------

Winn-Dixie Stores, Inc.                                                            600    $ 6,870
Operates supermarkets and Marketplace superstores in the southern states;
also produces branded convenience store products
                                                                      ---------------------------
                                                                       TOTAL              257,626
                                                                      ---------------------------

SEMICONDUCTORS (0.2%)
---------------------

Teradyne, Inc.*                                                                    200      3,900
One of the world's top makers of automated test equipment

Xilinx, Inc.*                                                                      300      7,059
Leads in field-programmable gate arrays and complex programmable logic devices
                                                                      ---------------------------
                                                                       TOTAL               10,959
                                                                      ---------------------------

TELECOMMUNICATIONS (8.5%)
-------------------------

ALLTEL Corporation                                                                 350     20,282
Provides local phone service; has gained approval to provide competitive local access service

AT&T Corp.                                                                       1,200     23,160
Provides voice, video and data communications to consumers, businesses and government

AT&T Wireless Services Inc.*                                                       386      5,767
A subsidiary of AT&T that provides wireless communication, including Internet access, to consumers, businesses and government

Broadwing Inc.*                                                                    500      8,040
Provides telecommunications services and offers long-distance, Internet and data services

CenturyTel, Inc.                                                                   900     30,150
Sells mainstream telecommunications services

Crown Castle International Corp.*                                                1,300     11,700
Owns and operates wireless-communications towers and broadcast-
transmission infrastructure

JDS Uniphase Corporation*                                                          300      1,896
Products include laser subsystems and equipment for fiber-optic telecommunications, signal processing and semiconductor wafer inspection

Nextel Communications, Inc., Class A*                                            1,700     14,688
Major digital mobile phone operator in the United States; has wireless
Internet access and international roaming

QUALCOMM Inc.*                                                                     900     42,786
Manufactures systems for use in two-way mobile satellite communication and tracking that provide data-transmission and position-reporting services for transportation companies and other mobile customers

SBC Communications Inc.                                                          1,900     89,528
Operates telecommunications companies in the United States and 28 other countries; companies include Ameritech, Southwestern Bell and Cingular

Sprint Corporation                                                                 800     19,208
Provides local and long-distance telephone service; distributes telecom equipment; publishes directories

The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.


                                                                    877/222-2402

Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (99.9%)                                                          Shares   Market Value
-----------------------------------------------------------------------------------------------------

Sprint Corp. (PCS Group)*                                                          700   $ 18,403
Runs an all-digital wireless network that serves about 7.4 million subscribers

Verizon Communications Inc.                                                      1,300     70,343
#1 local phone company in the United States; #2 telecom services provider, behind AT&T

WorldCom, Inc.- WorldCom Group*                                                  1,800     27,072
Provides interstate and international telephone, operator, billing and collection services; owns a nationwide common carrier network of about 11,000 miles of fiber optic cable and digital microwave facilities
                                                                      ---------------------------
                                                                       TOTAL              383,023
                                                                      ---------------------------

TRANSPORTATION SERVICES (0.5%)
------------------------------

FedEx Corp.*                                                                       600     22,050
Offers overnight and second-day delivery for heavy freight, packages and documents in the United States and abroad

                                                                      ---------------------------
                                                                       TOTAL               22,050
                                                                      ---------------------------

TRAVEL (0.3%)
-------------

Galileo International, Inc.                                                        700     14,532
Second-largest CRS for the travel industry; its Galileo and Apollo booking systems allow travel agents to book plane, hotel and car rental reservations

                                                                      ---------------------------
                                                                       TOTAL               14,532
                                                                      ---------------------------

UTILITIES (2.0%)
----------------

Ameren Corporation                                                                 400     15,360
Serves about 1.5 million electricity customers and 300,000 for natural gas

Calpine Corporation*                                                               500     11,405
Provides customers with clean, efficient, reliable electricity; also provides thermal energy to industrial customers

Constellation Energy Group, Inc.                                                   300      7,260
Electric and natural-gas utility

KeySpan Corporation                                                                600     19,944
Distributes natural gas to approximately 2.5 million customers in the
Northeast

Mirant Corporation*                                                                400      8,760
Provides gas and electric power in North and South America, Europe and Asia

NRG Energy, Inc.*                                                                  900     14,589
Owns all or a portion of 57 generation projects

Public Service Enterprise Group Incorporated                                       300     12,765
Through a subsidiary, provides electricity and natural gas in New Jersey

                                                                      ---------------------------
                                                                       TOTAL               90,083
                                                                      ---------------------------

                                    -------------------------------------------------------------
                                    TOTAL COMMON STOCKS (COST $5,505,750)               4,522,069
                                    -------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.


Schedule of Investments (continued)
-------------------------------------------------------------------------------
                             THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND



                                                                       Principal
Short-Term Investments (0.3%)                                          Amount           Market Value
-----------------------------------------------------------------------------------------------------

VARIABLE-RATE DEMAND NOTES (0.3%)
---------------------------------

Wisconsin Corporate Central Credit Union, 2.3363%                         $9,884          $ 9,884
Wisconsin Electric Power Company, 2.3156%                                  1,153            1,153
                                    -------------------------------------------------------------
                                    TOTAL SHORT-TERM INVESTMENTS (COST $11,037)            11,037
                                    -------------------------------------------------------------
                                    -------------------------------------------------------------
                                    TOTAL INVESTMENTS (100.2%) (COST $5,516,787)        4,533,106
                                    -------------------------------------------------------------
                                    -------------------------------------------------------------
                                    LIABILITIES, LESS OTHER ASSETS (-0.2%)                 (7,791)
                                    -------------------------------------------------------------
                                    TOTAL NET ASSETS (100.0%)                          $4,525,315
                                    -------------------------------------------------------------

* Non-income producing

The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.


                                                                    877/222-2402

Schedule of Investments
-------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
                                                 THE CATHOLIC MONEY MARKET FUND


                                                                      Principal       Amortized
Commercial Paper (100.1%)                                              Amount              Cost
-----------------------------------------------------------------------------------------------

Alpine Securitization Corp., 3.53%, 10/02/2001
  (Acquired 9/05/01;  Cost $199,980) r                                 $200,000        $199,980
American Honda Finance Corp., 3.02%, 10/05/2001                         440,000         439,852
Amstel Funding Corp., 3.54%, 10/05/2001
  (Acquired 8/28/01;  Cost $320,874) r                                  321,000         320,874
Banco Bradesco S.A., 3.68%, 12/28/2001
  (Acquired 7/06/01;  Cost $426,132) r                                  430,000         426,132
Den Norske Bank ASA, 2.58%, 10/05/2001                                  600,000         599,828
Erasmus Capital Corp., 2.72%, 11/07/2001
  (Acquired 9/26/01;  Cost $299,161) r                                  300,000         299,161
Eureka Securitization PLC, 3.00%, 11/21/2001
  (Acquired 9/17/01;  Cost $398,300) r                                  400,000         398,300
Formosa Plastics Corp., 2.50%, 10/19/2001                               300,000         299,625
Fortis Funding LLC, 3.52%, 10/05/2001
  (Acquired 9/06/01;  Cost $249,902) r                                  250,000         249,902
General Dynamics Corp., 3.00%, 10/23/2001
  (Acquired 9/17/01;  Cost $598,900) r                                  600,000         598,900
Henkel Corporation, 3.30%, 2/07/2002
  (Acquired 9/07/01;  Cost $461,478) r                                  467,000         461,478
KZH KMS Corp., 3.67%, 10/11/2001
  (Acquired 7/16/01;  Cost $589,399) r                                  590,000         589,399
Links Finance LLC, 3.77%, 11/30/2001
  (Acquired 6/06/01;  Cost $496,858) r                                  500,000         496,858
Market Street Funding Corp., 3.53%, 10/04/2001
  (Acquired 8/29/01;  Cost $499,853) r                                  500,000         499,853
Marmon Holdings, Inc., 3.50%, 10/12/2001
  (Acquired 8/31/01;  Cost $499,465) r                                  500,000         499,465
Marshall & Ilsley Corp., 3.45%, 11/05/2001                              485,000         483,373
MGIC Investment Corp., 3.55%, 10/01/2001
  (Acquired 9/28/01;  Cost $350,000) r                                  350,000         350,000
Nieuw Amsterdam Receivables, 3.66%, 10/29/2001
  (Acquired 7/12/01;  Cost $538,463) r                                  540,000         538,463
Parish of West Baton Rouge, 3.56%, 10/09/2001                           500,000         500,000
Parker-Hannifin Corporation, 3.00%, 10/16/2001
  (Acquired 9/18/01;  Cost $299,625) r                                  300,000         299,625
Peacock Funding Corporation, 2.45%, 10/16/2001
  (Acquired 9/21/01;  Cost $499,490) r                                  500,000         499,490
Pennine Funding LLC, 3.54%, 10/03/2001
  (Acquired 8/30/01;  Cost $399,921) r                                  400,000         399,921
Salomon Smith Barney Holdings, 3.20%, 10/02/2001                        275,000         274,976
Sigma Finance Inc., 3.93%, 11/15/2001
  (Acquired 5/21/01;  Cost $597,053) r                                  600,000         597,053

The accompanying Notes to Financial Statements are an integral part of this schedule.


Schedule of Investments (continued)
-------------------------------------------------------------------------------
                                                 THE CATHOLIC MONEY MARKET FUND

                                                                       Principal     Amortized
Commercial Paper (100.1%)                                              Amount             Cost
----------------------------------------------------------------------------------------------



Society of New York Hospital Fund Inc., 3.70%, 10/11/2001                 $480,000     $479,507
Spintab-Swedmortgage AB, 3.36%, 12/05/2001                                 595,000      591,390
Toyota Credit of Puerto Rico, 3.46%, 10/24/2001                            300,000      299,337
Triple A One Funding Corp., 3.50%, 10/05/2001
  (Acquired 8/20/01;  Cost $199,922) r                                     200,000      199,922
UBS Finance LLC, 3.86%, 10/02/2001                                         480,000      479,948

                              -----------------------------------------------------------------
                               TOTAL COMMERCIAL PAPER                                12,372,612
                              -----------------------------------------------------------------


Short-Term Investment (0.0%)
-------------------------------------------------------------------------------

VARIABLE-RATE DEMAND NOTE (0.0%)
--------------------------------

Firstar Bank, N.A., 2.4163%                                                  1,427        1,427
                                    -------------------------------------------------------------
                                    TOTAL SHORT-TERM INVESTMENT                           1,427
                                    -------------------------------------------------------------
                                    -------------------------------------------------------------
                                    TOTAL INVESTMENTS (100.1%)                       12,374,039
                                    -------------------------------------------------------------
                                    -------------------------------------------------------------
                                    LIABILITIES, LESS OTHER ASSETS (-0.1%)              (15,157)
                                    -------------------------------------------------------------
                                    TOTAL NET ASSETS (100.0%)                       $12,358,882
                                    -------------------------------------------------------------


r - Security exempt from registration under Rule 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered to be liquid under guidelines established by the board of directors. The amortized cost of such securities was $7,924,776 (64.1% of net assets) at September 30, 2001.

The Catholic Funds

The accompanying Notes to Financial Statements are an integral part of this schedule.

                       This page intentionally left blank.

-------------------------------------------------------------------------------
Statements of Assets & Liabilities
-------------------------------------------------------------------------------
                                                       AS OF SEPTEMBER 30, 2001
-------------------------------------------------------------------------------


                                                                           The Catholic
                                         The Catholic     The Catholic      Disciplined    The Catholic
                                            Equity          Large-Cap         Capital         Money
                                            Income           Growth        Appreciation       Market
                                             Fund             Fund             Fund            Fund
--------------------------------------------------------------------------------------------------

ASSETS
------

Investments, at cost                     $ 5,683,686    $   6,623,310    $5,516,787   $ 12,374,039
--------------------------------------------------------------------------------------------------
Investments, at value                    $ 5,371,465    $   5,222,414    $4,533,106   $ 12,374,039
Income receivable                             15,976            2,321         4,811          2,315
Receivable for Fund shares sold                 --             63,234          --               50
Receivable from adviser                        2,037            4,795         5,552           --
Other assets                                   6,657            6,508         6,198         11,342
--------------------------------------------------------------------------------------------------
               TOTAL ASSETS                5,396,135        5,299,272     4,549,667     12,387,746
--------------------------------------------------------------------------------------------------

LIABILITIES
-----------

Payable for Fund shares redeemed                --               --            --            7,170
Dividends payable                               --               --            --               96
Payable to affiliates                           --               --            --            2,509
Accrued expenses and other liabilities        23,359           22,638        24,352         19,089
--------------------------------------------------------------------------------------------------
              TOTAL LIABILITIES               23,359           22,638        24,352         28,864
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NET ASSETS                               $ 5,372,776    $   5,276,634    $4,525,315   $ 12,358,882
--------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
----------------------

Paid in capital                          $ 5,849,061    $   6,978,104    $5,415,570   $ 12,358,882
Undistributed net investment
   income (loss)                               1,783             --            --               --
Undistributed net realized gain (loss)      (165,847)        (300,574)       93,426             --
Net unrealized depreciation
   on investments                           (312,221)      (1,400,896)     (983,681)            --
--------------------------------------------------------------------------------------------------
NET ASSETS                               $ 5,372,776    $   5,276,634    $4,525,315   $ 12,358,882
--------------------------------------------------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE
------------------------------

Authorized                                50,000,000       50,000,000    50,000,000    400,000,000
Issued and outstanding                       590,954          666,850       536,765     12,358,882
Net asset value, redemption price and
  minimum offering price per share       $      9.09    $        7.91    $     8.43   $       1.00
Maximum offering price per share         $      9.47    $        8.24    $     8.78   $       1.00


The Catholic Funds

    The accompanying Notes to Financial Statements are an integral part of these statements.

                                                                   877/222-2402

-------------------------------------------------------------------------------
Statements of Operations
-------------------------------------------------------------------------------
                                          FOR THE YEAR ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------


                                                                            The Catholic
                                                The Catholic  The Catholic    Disciplined  The Catholic
                                                   Equity        Large-Cap      Capital       Money
                                                  Income          Growth      Appreciation    Market
                                                    Fund            Fund          Fund         Fund
--------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------

Dividend income(1)                                   $87,023        $22,930       $62,619        $    --
Interest income                                       38,894         10,484         2,042        618,142
--------------------------------------------------------------------------------------------------------
          TOTAL INCOME                               125,917        33,414         64,661        618,142
--------------------------------------------------------------------------------------------------------

EXPENSES
--------

Investment advisory fees                               40,969         55,195        44,710         35,229
Portfolio accounting fees                              23,769         23,005        27,992         26,006
Transfer agent fees and expenses                       15,850         18,280        17,079         16,314
Distribution fees                                      12,803         15,332        12,419          5,871
Audit fees                                             12,396         12,501        12,701          8,070
Federal and state registration
   fees                                                10,079         10,159        10,160          9,007
Printing and postage expenses                           9,042         12,994        10,535          6,317
Legal fees                                              4,664          4,807         4,535          4,512
Custody fees                                            3,667          4,882         6,140          5,598
Directors' fees and expenses                            1,470          1,520         1,519          1,487
Other                                                   3,390          4,071         3,580          4,997
---------------------------------------------------------------------------------------------------------
          TOTAL EXPENSES                              138,099        162,746       151,370        123,408
---------------------------------------------------------------------------------------------------------

Less waivers and
  reimbursements by adviser                           (53,600)       (55,423)      (64,435)       (15,990)
---------------------------------------------------------------------------------------------------------
          NET EXPENSES                                 84,499        107,323        86,935        107,418
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                           41,418        (73,909)      (22,274)       510,724
---------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------

Net realized gain (loss) on investments              (155,367)      (289,658)       93,437             41

Net change in unrealized depreciation
  on investments                                     (253,001)    (2,708,848)   (1,330,066)            --
---------------------------------------------------------------------------------------------------------
          NET REALIZED AND
          UNREALIZED GAIN (LOSS)
          ON INVESTMENTS                             (408,368)    (2,998,506)   (1,236,629)            41
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                           ($366,950)   ($3,072,415)   ($1,258,903)  $   510,765
---------------------------------------------------------------------------------------------------------

(1)     Net of $280, $283 and $89 in foreign withholding taxes, respectively.


    The accompanying Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------



                                          The Catholic Equity
                                              Income Fund
                                         --------------------


                                                       For the         For the
                                                     Year Ended      Year Ended
                                                 Sept. 30, 2001   Sept. 30, 2000
-------------------------------------------------------------------------------

OPERATIONS
----------

    Net investment income (loss)                          $41,418        $31,395
    Net realized gain (loss) on investments              (155,367)        15,747
    Net change in unrealized appreciation
       (depreciation) on investments                     (253,001)        72,954
--------------------------------------------------------------------------------
              CHANGE IN NET ASSETS
              RESULTING FROM OPERATIONS                  (366,950)      120,096
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------

Distributions from net investment income                  (39,517)      (31,418)
Distributions from net realized gain on investments       (12,518)            --
--------------------------------------------------------------------------------
              CHANGE IN NET ASSETS
              FROM DISTRIBUTIONS
              TO SHAREHOLDERS                             (52,035)      (31,418)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------

Proceeds from shareholder purchases                     1,880,029        495,665
Net asset value of shares issued to shareholders
  in payment of distributions declared                     51,204         30,538
Cost of shares redeemed                                   (40,417)      (25,538)
--------------------------------------------------------------------------------
              CHANGE IN NET ASSETS
              FROM CAPITAL
              SHARE TRANSACTIONS                        1,890,816        500,665
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS                                    1,471,831        589,343
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS, BEGINNING OF PERIOD                         3,900,945      3,311,602
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                              $5,372,776     $3,900,945
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME (LOSS)                              $1,783            $624
--------------------------------------------------------------------------------

The Catholic Funds

    The accompanying Notes to Financial Statements are an integral part of these statements.

                                                                    877/222-2402

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------



                                  The Catholic Disciplined           The Catholic
  The Catholic Large-Cap             Capital Appreciation            Money Market
        Growth Fund                           Fund                        Fund
----------------------------      ------------------------        ----------------

    For the        For the       For the        For the       For the            For the
   Year Ended    Year Ended    Year Ended     Year Ended     Year Ended        Period Ended
Sept. 30, 2001 Sept. 30, 2000 Sept. 30, 2001 Sept. 30, 2000 Sept. 30, 2001  Sept. 30, 2000(1)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

    ($73,909)       ($66,482)      ($22,274)      ($13,974)      $510,724         ($406,326)
    (289,658)         23,740         93,437         26,037             41               --

  (2,708,848)      1,347,058     (1,330,066)       460,099           --                 --
---------------------------------------------------------------------------------------------

  (3,072,415)      1,304,316     (1,258,903)       472,162        510,765           406,326
---------------------------------------------------------------------------------------------


        --              --             --             --         (510,724)           (406,326)
        --              --          (12,070)        (5,309)           (41)              --
---------------------------------------------------------------------------------------------

        --              --          (12,070)        (5,309)      (510,765)          (406,326)
 ---------------------------------------------------------------------------------------------

   2,105,136       1,515,599      1,158,236        874,712      2,284,604         11,464,572

        --              --           11,272          5,305        509,114            413,565
    (130,414)        (15,696)       (44,349)       (41,333)    (1,455,813)          (857,160)
---------------------------------------------------------------------------------------------

   1,974,722       1,499,903      1,125,159        838,684      1,337,905          11,020,977
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  (1,097,693)      2,804,219       (145,814)     1,305,537      1,337,905           11,020,977
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
   6,374,327       3,570,108      4,671,129      3,365,592     11,020,977                  --
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
$  5,276,634    $  6,374,327    $ 4,525,315    $ 4,671,129   $ 12,358,882         $ 11,020,977
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
      --              --            --             --            --                  --
---------------------------------------------------------------------------------------------

(1) Reflects operations for the period from January 7, 2000 (date of initial public investment), to September 30, 2000.

   The accompanying Notes to Financial Statements are an integral part of these statements.

Financial Highlights





The Catholic Equity Income Fund

                                       For the        For the      For the
                                        Year          Year         Period
                                       Ended          Ended        Ended
                                 Sept. 30, 2001 Sept. 30, 2000 Sept. 30, 1999(1)
-------------------------------------------------------------------------------

Net Asset Value, Beginning of Period     $9.78        $9.54      $10.00
-------------------------------------------------------------------------------

Net investment income                     0.07         0.08       0.05
Net realized and unrealized gain (loss)
    on investments                       (0.66)        0.24       (0.46)
-------------------------------------------------------------------------------
              TOTAL FROM INVESTMENT
              OPERATIONS                 (0.59)        0.32       (0.41)
-------------------------------------------------------------------------------


Distributions from net investment income (0.07)       (0.08)      (0.05)
Distributions from net realized gain     (0.03)         --           --
-------------------------------------------------------------------------------
              TOTAL DISTRIBUTIONS        (0.10)       (0.08)      (0.05)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $9.09        $9.78       $9.54
-------------------------------------------------------------------------------

Total return (2)                        (6.08%)       3.38%      (4.06%)(3)

RATIOS TO AVERAGE NET ASSETS
----------------------------

Expenses (4)(5)                          1.65%        1.65%       1.65%
Net investment income (4)(5)             0.81%        0.86%       1.47%
Expenses (4)(6)                          2.70%        3.44%       4.78%
Net investment loss (4)(6)              (0.24%)      (0.93%)     (1.66%)
Net assets, end of period           $5,372,776   $3,900,945  $3,311,602
Portfolio turnover rate                 15.81%       42.37%      18.29%(3)

(1)Reflects operations for the period from May 3, 1999 (date of initial public investment), to September 30, 1999.
(2)Based on net asset value, which does not reflect the sales charge.
(3)Not annualized.
(4)Computed on an annualized basis.
(5)Net of waivers and reimbursements by adviser.
(6)Gross of waivers and reimbursements by adviser.

The Catholic Funds

   The accompanying Notes to Financial Statements are an integral part of these statements.

                                                                    877/222-2402

--------------------------------------------------------------------------------

The Catholic Large-Cap Growth Fund


                                          For the      For the        For the
                                            Year         Year          Period
                                           Ended        Ended          Ended
                                    Sept. 30, 2001  Sept. 30, 2000 Sept. 30, 1999(1)
------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period        $13.12         $9.78     $10.00
------------------------------------------------------------------------------------

Net investment loss                          (0.11)(7)     (0.14)(7)  (0.03)(7)
Net realized and unrealized gain (loss)
     on investments                          (5.10)         3.48      (0.19)
------------------------------------------------------------------------------------
              TOTAL FROM INVESTMENT
              OPERATIONS                     (5.21)         3.34      (0.22)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $7.91         $13.12     $9.78
------------------------------------------------------------------------------------

Total return (2)                           (39.71%)       34.15%     (2.20%)(3)

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses (4)(5)                              1.75%         1.75%      1.75%
Net investment loss (4)(5)                  (1.21%)       (1.24%)    (0.92%)
Expenses (4)(6)                              2.65%         2.79%      4.70%
Net investment loss (4)(6)                  (2.11%)       (2.28%)    (3.87%)
Net assets, end of period               $5,276,634    $6,374,327 $3,570,108
Portfolio turnover rate                     11.69%        10.96%      7.31%(3)

(1)Reflects operations for the period from May 3, 1999 (date of initial public investment), to September 30, 1999.
(2)Based on net asset value, which does not reflect the sales charge.
(3)Not annualized.
(4)Computed on an annualized basis.
(5)Net of waivers and reimbursements by adviser.
(6)Gross of waivers and reimbursements by adviser.
(7)Per share net investment loss has been calculated prior to tax adjustments.

    The accompanying Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------

The Catholic Disciplined Capital Appreciation Fund


                                             For the        For the         For the
                                               Year          Year            Period
                                              Ended          Ended            Ended
                                        Sept. 30, 2001   Sept. 30, 2000  Sept. 30, 1999(1)
------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period         $10.95          $9.69          $10.00
------------------------------------------------------------------------------------------

Net investment loss                           (0.04)(7)      (0.03)(7)          --(8)
Net realized and unrealized gain (loss)
    on investments                            (2.45)          1.31           (0.31)
------------------------------------------------------------------------------------------
              TOTAL FROM INVESTMENT
              OPERATIONS                      (2.49)          1.28           (0.31)
------------------------------------------------------------------------------------------

Distributions from net realized gain          (0.03)         (0.02)             --
------------------------------------------------------------------------------------------
              TOTAL DISTRIBUTIONS             (0.03)         (0.02)             --
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $8.43         $10.95           $9.69
------------------------------------------------------------------------------------------

Total return (2)                             (22.81%)       13.16%          (3.10%)(3)

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses (4)(5)                                1.75%          1.75%          1.75%
Net investment loss (4)(5)                    (0.45%)        (0.33%)        (0.03%)
Expenses (4)(6)                                3.05%          3.31%          4.83%
Net investment loss (4)(6)                    (1.75%)        (1.89%)        (3.11%)
Net assets, end of period                 $4,525,315     $4,671,129     $3,365,592
Portfolio turnover rate                       39.17%         28.78%          2.44%(3)

(1)Reflects operations for the period from May 3, 1999 (date of initial public investment), to September 30, 1999.
(2)Based on net asset value, which does not reflect the sales charge.
(3)Not annualized.
(4)Computed on an annualized basis.
(5)Net of waivers and reimbursements by adviser.
(6)Gross of waivers and reimbursements by adviser.
(7)Per share net investment loss has been calculated prior to tax adjustments.
(8)Less than one cent per share.

The Catholic Funds

   The accompanying Notes to Financial Statements are an integral part of these statements.

                                                                    877/222-2402

-------------------------------------------------------------------------------

The Catholic Money Market Fund

                                             For the       For the
                                              Year          Period
                                              Ended         Ended
                                         Sept. 30, 2001  Sept. 30, 2000(1)
---------------------------------------------------------------------------

Net Asset Value, Beginning of Period          $1.00              $1.00
---------------------------------------------------------------------------

Net investment income                          0.04               0.04
---------------------------------------------------------------------------
              TOTAL FROM INVESTMENT
              OPERATIONS                       0.04               0.04
---------------------------------------------------------------------------

Distributions from net investment income      (0.04)             (0.04)
---------------------------------------------------------------------------
              TOTAL DISTRIBUTIONS             (0.04)             (0.04)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $1.00             $1.00
---------------------------------------------------------------------------

Total return                                   4.45%              4.08%(2)

RATIOS TO AVERAGE NET ASSETS
----------------------------

Expenses (3)(4)                                0.91%              0.91%
Net investment income (3)(4)                   4.35%              5.34%
Expenses (3)(5)                                1.05%              1.19%
Net investment income (3)(5)                   4.21%              5.06%
Net assets, end of period                $12,358,882        $11,020,977

(1)Reflects operations for the period from January 7, 2000 ( date of initial public investment), to September 30, 2000.
(2)Not annualized.
(3)Computed on an annualized basis.
(4)Net of waivers and reimbursements by adviser.
(5)Gross of waivers and reimbursements by adviser.

    The accompanying Notes to Financial Statements are an integral part of these statements.

Notes to Financial Statements
-------------------------------------------------------------------------------
                                                        AS OF SEPTEMBER 30, 2001
-------------------------------------------------------------------------------

1. Organization
---------------

The Catholic Funds, Inc. was incorporated on December 16, 1998, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940. The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Funds (the "Funds") are separate, diversified portfolios of The Catholic Funds, Inc. The Funds are managed by Catholic Financial Services Corporation (the "adviser"). Other than The Catholic Money Market Fund, they became effective on April 30, 1999, and commenced operations on May 3, 1999. The Catholic Money Market Fund became effective on November 8, 1999, and commenced operations on January 7, 2000. Costs incurred with the organization, initial registration and public offering of shares for each portfolio of the Funds have been paid by the adviser.


2. Significant Accounting Policies
----------------------------------

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (i.e., GAAP). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A) INVESTMENT VALUATION
Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange.

Exchange-traded securities for which there were no transactions are valued at the latest reported bid price. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds' adviser. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the adviser under the supervision of the board of directors.

B) DELAYED DELIVERY TRANSACTIONS
The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) FEDERAL INCOME TAXES
No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years. As of September 30, 2001, The Catholic Equity Income Fund had a federal income tax capital loss carryover of $102,018 expiring in the tax year ending September 30, 2009. As of September 30, 2001, The Catholic Large-Cap Growth Fund had a federal income tax capital loss carryover of $36,955, of which $9,803 expires in the tax year ending September 30, 2008 and $27,152 expires in the tax year ending September 30, 2009. The Catholic Disciplined Capital Appreciation Fund hereby designates approximately $94,000 as a capital gain dividend for the purpose of the dividends paid deduction.

                                                                    877/222-2402

-------------------------------------------------------------------------------

D) DISTRIBUTIONS TO SHAREHOLDERS
All of the equity Funds except The Catholic Equity Income Fund pay dividends of net investment income annually. The Catholic Equity Income Fund pays dividends of net investment income quarterly. The Catholic Money Market Fund pays dividends monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 2001, reclassifications were recorded to increase undistributed net investment income by $73,909 and $22,274, decrease paid-in-capital by $73,909 and $22,274 for The Catholic Large-Cap Growth and Disciplined Capital Appreciation Funds, respectively. Reclassifications were also recorded to decrease undistributed net invest-ment income by $742, decrease undistributed net realized loss by $1,823 and decrease paid-in-capital by $1,081 for The Catholic Equity Income Fund. There were no reclassifications for The Catholic Money Market Fund.

E) EXPENSES
Each Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to a Fund are either allocated equally among the Funds or in proportion to their respective net assets when appropriate.

F) OTHER
For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

The revised AICPA Audit and Accounting Guide for Investment Companies is effective for fiscal years beginning after December 15, 2000. While adoption of this revised guide will impact the presentation of the financial statements, management does not expect it to have a material impact on the operations of the Funds.

3. Investment Advisory and Other
Agreements with Related Parties
------------------------------

Each of the Funds has entered into an agreement with the adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the adviser a fee, computed daily and payable monthly, at the annual rate of the following percentages of average daily net assets: 0.80% for The Catholic Equity Income Fund; 0.90% for The Catholic Large-Cap Growth and Disciplined Capital Appreciation Funds; and 0.30% for The Catholic Money Market Fund. The Funds and the adviser have entered into sub-advisory agreements for each of the Funds. The sub-advisers are Todd Investment Advisors, Inc. "Todd" for The Catholic Equity Income Fund, Peregrine Capital Management, Inc. "Peregrine" for The Catholic Large-Cap Growth Fund, Vantage Investment Advisors, Inc. "Vantage" for The Catholic Disciplined Capital Appreciation Fund and Strong Capital Management Corporation, Inc. "Strong" for The Catholic Money Market Fund. The annual rates of their fees, payable from fees paid to the adviser, as a percent of average daily net assets under the sub-advisory agreements were as follows:

o Todd: 0.38 of 1% on the first $10 million; 0.35 of 1% on the next $40 million; and 0.30 of 1% on average daily net assets over $50 million.

o Peregrine: 0.50 of 1% on the first $25 million; 0.45 of 1% on the next $25 million; and 0.40 of 1% on average daily net assets over $50 million.

o Vantage: 0.50 of 1% on the first $50 million; 0.45 of 1% on the next $50 million; and 0.40 of 1% of the Fund's average daily net assets over $100 million. Vantage has agreed to waive 10 basis points from the fee schedule

--------------------------------------------------------------------------------

  for the first two years of the Fund's operations or until its total assets reach $35 million, whichever occurs first.

o Strong: If the portfolio is $50 million or less: 0.20 of 1%; if the portfolio is over $50 million and less than $100 million: 0.15 of 1%; if the portfolio is over $100 million and less than $200 million: 0.10 of 1%; if the portfolio is $200 million or more: 0.075 of 1%. However, neither the adviser nor sub-adviser shall receive any fees until The Catholic Money Market Fund has $25 million in assets or for the first six months, whichever comes earlier, and once either has occurred, the adviser shall charge at an annual rate of 0.10 of 1% and pay the sub-adviser at an annual rate of 0.05 of 1% for the next six months or until The Catholic Money Market Fund has $50 million in assets, whichever comes first. The adviser waived their portion of the advisory fees, 0.14 of 1% for the year ending September 30, 2001.

The adviser voluntarily agreed to reimburse its management fee to the extent that total annual operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.65% of the average daily net assets of The Catholic Equity Income Fund and 1.75% of the average daily net assets of The Catholic Large-Cap Growth and Disciplined Capital Appreciation Funds, respectively, and some advisory fees for The Catholic Money Market Fund, as described above.

For the year ended September 30, 2001, expenses of $53,600, $55,423, $64,435 and $15,990 were waived by the adviser in The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Funds, respectively. The adviser may terminate these waivers at any time. The Funds have adopted a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use annually 0.25% of its net assets (0.05% for The Catholic Money Market Fund), computed on a daily basis to finance certain activities relating to the distribution of its shares to investors. For the year ended September 30, 2001, 12b-1 distribution expenses of $12,803, $15,332, $12,419 and $5,871 were paid from The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Funds, respectively. These expenses were remitted to the adviser, who also acts as distributor for the shares of each Fund. No remuneration has been paid by the Funds to any of the officers or affiliated Funds' directors. In addition to $500 per year and $250 per meeting, the Funds reimbursed unaffiliated directors for reasonable expenses incurred in relation to attendance at the meetings.

4. Capital Share Transactions
-----------------------------

Transactions in shares of the Funds were as follows:
The Catholic Equity Income Fund
                                  For the             For the
                                Year Ended          Year Ended
                            September 30, 2001  September 30, 2000
-------------------------------------------------------------------------------

Shares sold                      191,452              51,233
Shares issued to holders in
  reinvestment of distributions    5,355               3,098
Shares redeemed                   (4,568)            (2,627)
-------------------------------------------------------------------------------
NET INCREASE                     192,239              51,704
-------------------------------------------------------------------------------

The Catholic Funds

                                                                    877/222-2402

-------------------------------------------------------------------------------

The Catholic Large-Cap Growth Fund

                                 For the              For the
                                Year Ended          Year Ended
                            September 30, 2001  September 30, 2000
-------------------------------------------------------------------------------

Shares sold                      193,423             122,145
Shares redeemed                  (12,438)            (1,265)

NET INCREASE                     180,985             120,880
-------------------------------------------------------------------------------


The Catholic Disciplined Capital Appreciation Fund

                                  For the             For the
                                Year Ended          Year Ended
                            September 30, 2001  September 30, 2000
--------------------------------------------------------------------------------

Shares sold                      113,618            82,548
Shares issued to holders in
  reinvestment of distributions    1,100               493
Shares redeemed                   (4,373)          (3,857)

NET INCREASE                     110,345            79,184
-------------------------------------------------------------------------------

The Catholic Money Market Fund

                                 For the              For the
                                Year Ended         Period Ended
                          September 30, 2001   September 30, 2000(1)
-------------------------------------------------------------------------------

Shares sold                    2,284,604            11,464,572
Shares issued to holders in
  reinvestment of distributions  509,114               413,565
Shares redeemed               (1,455,813)            (857,160)
-------------------------------------------------------------------------------
NET INCREASE                   1,337,905            11,020,977
-------------------------------------------------------------------------------

(1) Reflects operations for the period from January 7, 2000 (date of initial public investment), to September 30, 2000.

-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
-------------------------------------------------------------------------------


5. Investment Transactions
--------------------------

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2001, were as follows:

                                                         The Catholic
                                                          Disciplined
                            The Catholic  The Catholic     Capital
                            Equity Income  Large-Cap     Appreciation
                               Fund       Growth Fund        Fund
-------------------------------------------------------------------------------

PURCHASES                   $2,382,476   $2,238,643     $3,040,668
--------

SALES                          745,304      694,060      1,942,707
-----

There were no purchases and sales of U.S. government securities for the Funds.

At September 30, 2001, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes of $5,681,903, $6,639,313 and $5,517,350 were as follows:

                                                               The Catholic
                                                               Disciplined
                                   The Catholic   The Catholic    Capital
                                   Equity Income   Large-Cap   Appreciation
                                        Fund      Growth Fund      Fund
-------------------------------------------------------------------------------

Appreciation                           $430,333      $400,560       $269,095
(Depreciation)                         (740,771)   (1,817,459)    (1,253,339)
-------------------------------------------------------------------------------
NET DEPRECIATION ON INVESTMENTS       ($310,438)  ($1,416,899)     ($984,244)
-------------------------------------------------------------------------------


6. Subsequent Event
-------------------

On November 12, 2001, the board of directors approved the proposed restructuring/consolidation of The Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds. This is anticipated to occur in the first calendar quarter of 2002 and awaits the approval of shareholders.

The Catholic Funds

                                                                    877/222-2402

Report of Independent Public
Accountants
-------------------------------------------------------------------------------

THE CATHOLIC FUNDS, INC.

To the Shareholders and Board of Directors of The Catholic Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Catholic Funds, Inc. (a Maryland corporation, comprising The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Funds [the "Funds"]), as of September 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, except for The Catholic Money Market Fund, which is for the year then ended and for the period from inception on January 7, 2000, through September 30, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Catholic Funds, Inc. as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, except for The Catholic Money Market Fund, which is for the year then ended and for the period from inception on January 7, 2000, through September 30, 2000, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States.

                                 /s/Arthur Andersen LLP
                                 ARTHUR ANDERSEN LLP



Milwaukee, Wisconsin
October 25, 2001, except for Note 6, as to which the date is November 12, 2001.

                        This page intentionally left blank.

A Note on Forward-Looking Statements
Except for historical information contained in this annual report for The Catholic Funds, Inc., the matters discussed in these reports may constitute forward- looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser, sub-adviser and/or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to general risks described for each Fund in the current prospectus, other factors bearing on these reports include the accuracy of the adviser's, and any sub-adviser's or portfolio manager's forecasts and predictions, the appropriateness of the investment strategies designed by the adviser, any sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

BOARD OF DIRECTORS
==================

o Daniel Steininger - Chairman of the Board
o Thomas Bausch
o J. Michael Borden
o Daniel Doucette
o Allan Lorge
o Thomas Munninghoff
o Conrad Sobczak


OFFICERS
========

o Allan Lorge - President
o Russell Kafka - Treasurer
o Theodore Zimmer - Secretary
o Cheri Nagan - Assistant Secretary


INVESTMENT ADVISER
==================

o Catholic Financial Services Corporation
  1100 West Wells Street
  Milwaukee, WI  53233


SUB-ADVISERS
============

The Catholic Equity Income Fund
o Todd Investment Advisors, Inc.
  101 S. 5th Street, Suite 3160
  Louisville, KY 40202

The Catholic Large-Cap Growth Fund
o Peregrine Capital Management, Inc.
  800 LaSalle Avenue, Suite 1850
  Minneapolis, MN 55402

The Catholic Disciplined Capital Appreciation Fund
o Vantage Investment Advisors, Inc.
  2005 Market Street
  Commerce Square, 38th Floor
  Philadelphia, PA 19103

The Catholic Money Market Fund
o Strong Capital Management, Inc.
  100 Heritage Reserve
  Menomonee Falls, WI 53051


TRANSFER AGENT
==============

o Firstar Mutual Fund Services, LLC


CUSTODIAN
=========

o Firstar Bank, N.A.


INDEPENDENT ACCOUNTANTS
=======================

o Arthur Andersen LLP


LEGAL COUNSEL
=============

o Quarles & Brady LLP


THE CATHOLIC
FRATERNAL ALLIANCE
==================

o Catholic Knights
  Daniel Steininger, President
  1100 West Wells Street
  Milwaukee, WI 53233

o Catholic Order of Foresters
  Robert Ciesla, High Chief Ranger
  355 Shuman Boulevard
  PO Box 3012
  Naperville, IL 60566-7012

o Catholic Knights of America
  John Kenawell, President
  3525 Hampton Avenue
  St. Louis, MO 63139-1980

o Catholic Union of Texas (KJT)
  Elo J. Goerig, President
  PO Box 297
  La Grange, TX 78945

This report is intended for shareholders of The Catholic Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                     (LOGO)
                     CATHOLIC FINANCIAL SERVICES CORPORATION
                     ---------------------------------------
                      INVESTING WITH FAITH IN THE FUTURE/R

                  1100 West Wells Street o Milwaukee, WI 53233
                                 1-414-278-6550
                                   Member NASD
               The Catholic Funds are not available in all states.